                      ANNUAL REPORT  |  October 31, 2000


                                  The Strong



                               Municipal Income
--------------------------------------------------------------------------------

                                                                           Funds


                             [PHOTO APPEARS HERE]


Strong High-Yield Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

Strong Municipal Bond Fund

Strong Short-Term Municipal Bond Fund

                                                             [LOGO HERE] STRONG

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO HERE]

153 Rate Increases Later...
When Will the Pendulum Swing?

During the last 18 months, the central bankers of the world's most powerful countries have had one overriding objective on their minds: to slow the economic growth of their countries. To accomplish this objective, they have raised interest rates around the globe a staggering total of 153 times.

Included in those 153 rate increases were six by the Federal Reserve Bank of the United States. The Fed governors' objective was the same as their counterparts' worldwide--to slow economic growth. And make no mistake...THEY WILL NOT FAIL! Economic management is a nebulous process of leads and lags. It often takes months or even years to get an accurate fix on the economy and gauge the reaction to each action. It is an inexact cross between art and science.

In the last year and a half, the U.S. economy has contended with:

  .  Higher interest rates

  .  Oil selling upwards of $30 a barrel

  . A strong U.S. dollar that rendered American goods and services more expensive and less attractive to foreigners

  .  The erosion of wealth caused by a nearly 40% correction in the Nasdaq

The end result of it all is less money circulating through our economy and a slowing of economic growth.

We have already begun to see signs of a weakening economy. Sales falling short of expectations, layoffs, disappointing corporate profits, and business failures all point to a slowdown. How much more weakening lies ahead is impossible to know. The combination of higher interest rates, expensive oil, the strong U.S. dollar, and further market corrections could deliver one heck of a wallop!

The lesson to be learned from all of this is that the world's financial markets and economies are inherently cyclical. There will always be good times and bad times, booms and busts. A solid investment program must be built to withstand the stress of expanding and contracting economic cycles.

At Strong, our research indicates that sometime soon, the central bankers of the world will begin to actively stimulate their respective economies by easing up on interest rates. The internal fabric of the U.S. economy remains the best it has been in several decades. We believe that the economy and the financial markets will once again begin to grow and prosper in late 2001 and 2002.

The financial markets have recently had a significant correction reminiscent of 1973-74. The stock market is usually an early indicator of economic strength or weakness and will begin to move long before earnings, job reports, and business activity catch up.

The important thing for investors to remember is not to react to whatever the most recent stimulus has been, but to have a well-thought-out plan to reach their objectives--and to stay the course with that plan. At Strong, we continue to believe, as we did back in 1975, that a balanced approach to investing can serve you and your family well. Our recommendation continues to be that investors should construct a balanced portfolio of money funds, bond mutual funds, and stock mutual funds.

                                                  /s/ Dick

                      ANNUAL REPORT  |  October 31, 2000


                                  The Strong

                               Municipal Income
--------------------------------------------------------------------------------

                                                                       Funds


                               Table of Contents

Investment Reviews

   Strong High-Yield Municipal Bond Fund...............................  2

   Strong Short-Term High Yield Municipal Fund.........................  4

   Strong Municipal Bond Fund..........................................  6

   Strong Short-Term Municipal Bond Fund...............................  8

Bond Glossary.......................................................... 10

Financial Information

   Schedules of Investments in Securities

       Strong High-Yield Municipal Bond Fund........................... 11

       Strong Short-Term High Yield Municipal Fund..................... 14

       Strong Municipal Bond Fund...................................... 18

       Strong Short-Term Municipal Bond Fund........................... 21

   Statements of Assets and Liabilities................................ 27

   Statements of Operations............................................ 29

   Statements of Changes in Net Assets................................. 31

   Notes to Financial Statements....................................... 32

Financial Highlights................................................... 38


Report of Independent Accountants...................................... 43

Strong High-Yield Municipal Bond Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income. The Fund invests primarily in long-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also considers the overall interest rate environment. The Fund typically maintains an average maturity between 15 and 25 years.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-1-93 to 10-31-00


                                                     Lipper
               The Strong        High-Yield        High Yield
               High-Yield         Municipal       Municipal Debt
             Municipal Bond      Bond Index*       Funds Index*
Sep 93         $10,000           $10,000          $10,000
Dec 93         $10,266           $10,164          $10,141
Dec 94         $10,165           $ 9,608          $ 9,636
Dec 95         $11,650           $11,361          $11,245
Dec 96         $12,247           $11,867          $11,674
Dec 97         $13,949           $13,164          $12,815
Dec 98         $14,684           $13,982          $13,528
Dec 99         $13,879           $13,730          $13,034
Oct 00         $13,925           $14,509          $13,559

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did your fund perform?

A: The Fund's performance for the year was weighed down primarily by the Fund's exposure to lower- rated securities. Investor reaction to the high-yield municipal market negatively impacted the portfolio, and a market sector within the Fund suffered downgrades.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: The Fund's returns have been hampered by its high exposure to BBB and lower-rated securities. Earlier this year, the municipal market taught us an important lesson in liquidity and diversification. As investors who were concerned about the overall performance of high-yield municipals sought to reallocate assets, we were able to meet redemptions but were forced to sell securities at prices that were not indicative of their credit fundamentals. The market continues to demand significantly higher yields from lower-rated long-term municipal debt.

     State and local governments have benefited from the strong economy. Municipalities have been able to store funds away for a rainy day, and the increased fiscal strength can be seen in the fact that credit upgrades well outpaced downgrades. An exception to this was in the health-care sector, where the Fund was overweighted.

Q:   What investment strategies and techniques impacted your fund's performance?

A: With outflows abating, we have repositioned the portfolio to place more emphasis on higher-rated bonds and also to enhance the Fund's sector diversification. We have increased the Fund's exposure to the utility and transportation sectors, but have maintained our weighting in health care. We have also decreased overall portfolio duration to 8.36 years, which should position the Fund to benefit from the steady interest rate environment we anticipate will continue in coming months.

     Because the potential for higher incremental yield requires an incremental increase in risk, a team of seasoned professionals carries out the Fund's disciplined investment style. Although the process starts from the top down, a team of research analysts and traders assist the portfolio manager in implementing our approach.

Q:   What is your future outlook?

A: After raising interest rates by 125 basis points, the Federal Reserve has adopted a wait-and-see attitude on whether further rate hikes are needed to keep inflation in check. If rates hold steady or fall, the steeply discounted prices that currently affect lower-rated municipal bonds should ease somewhat, as investors once again express interest in these issues to boost their portfolios' income levels.

     Health-care-related bonds may have a more difficult time, however, as concerns remain about reduced reimbursements for their services from Medicare and other insurers. Signs of improvement are, however, beginning to emerge. We continue to overweight the sector in the portfolio, where our research is crucial for identifying those participants that can thrive in today's challenging health-care field.

     Certainly in coming months, we will see how election results will play out in the bond markets. We appreciate your investment in the Strong High-Yield Municipal Bond Fund and look forward to working with you in the years to come.

Mary-Kay H. Bourbulas
Portfolio Manager


                    ---------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                             1-year                  -0.84%
                             3-year                   0.96%
                             5-year                   4.12%
                    Since Inception                   4.79%
                          (10-1-93)

                               ADVISOR CLASS/1/
                               -------------

                             1-year                  -1.09%
                             3-year                   0.63%
                             5-year                   3.76%
                    Since Inception                   4.42%
                       (10-1-93)

                             PORTFOLIO STATISTICS
                             --------------------
                                As of 10-31-00


                                INVESTOR CLASS
                                --------------

                    30-day annualized yield/2/        6.70%

                                 ADVISOR CLASS
                                 -------------

                    30-day annualized yield/2/        6.23%

                       Average maturity/3/       14.8 Years

                       Average quality rating/4/ BB

--------------------------------------------------------------------------------

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.


/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.15%. Otherwise, the current yield would have been 6.08%, and returns would have been lower.

/3/ The Fund's average maturity includes the effect of futures and when-issued securities.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

 * The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996, to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Municipal Fund

Your Fund's Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also considers the overall interest rate environment. The Fund typically maintains an average maturity between one and three years.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 11-30-97 to 10-31-00

                               Lehman Brothers
               The Strong         1-3 Year
               Short-Term      Non-Investment           Lipper
               High Yield      Grade Municipal   High Yield Municipal
             Municipal Fund      Bond Index*       Debt Fund Index*
Nov 97         $10,000            $10,000             $10,000
Dec 97         $10,082            $10,052             $10,159
Jun 98         $10,458            $10,326             $10,463
Dec 98         $10,699            $10,599             $10,724
Jun 99         $10,849            $10,818             $10,691
Dec 99         $10,783            $10,987             $10,333
Jun 00         $10,880            $11,298             $10,506
Oct 00         $11,091            $11,543             $10,749

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your fund perform?

A: The Fund's performance for the period was hampered by several factors. Health-care bonds within the portfolio, for instance, were downgraded due to various industry concerns. Other high-yield debt issues did not fare well, either. We have since sought to increase the credit quality and sector diversification of the Fund.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: After posting poor returns in 1999, municipal securities have done considerably better in 2000, with high-quality municipals delivering some of the best returns in the fixed income market. The rally has not, however, had a similar impact on lower-rated municipal credits. Health-care bonds, in which the Fund is overweighted, faced particular difficulty, as virtually every bond in this sector was hurt by concerns over profitability in a time of reduced reimbursement rates from government and private insurers.

     Although the greatest difficulties appear to be in the past, the market continues to demand significantly higher yields from municipals rated BBB or below. This means that prices of these issues remain depressed. If interest rates hold steady or fall, however, there could be room for significant improvement as investors turn to the bonds as a means to boost their investment income. As it is, the Federal Reserve has taken no action with regard to interest rates since May.

Q:   What investment strategies and techniques impacted your fund's performance?

A: Earlier this year, the Fund faced significant redemptions, forcing us to sell securities at prices that were far lower than was justified by their credit fundamentals. As cash came back into the Fund, however, we concentrated on purchasing securities in sectors favored by the marketplace, including general obligation and utility bonds. Increased tax receipts and a favorable deregulatory environment, respectively, make these sectors attractive.

     Our goal was to selectively upgrade the Fund's credit quality and sector diversification. We have made great strides in meeting these goals--and in improving liquidity. We reduced the Fund's average duration to 2.31 years, reflecting our generally neutral market outlook, and the Fund's average credit quality remains at BB.

     While many areas of the municipal market continue to benefit from credit upgrades, health care continues to feel the pain of reduced reimbursements from Medicare, Medicaid, and managed-care providers. Nonetheless, signs of stabilization are beginning to emerge. We continue to overweight health care, as demographic trends in the U.S. support the industry's long-term prospects. Our intensive credit research is key in evaluating bonds in this sector.

Q:   What is your future outlook?

A: As flows return to the marketplace, the difference (or spread) in yield between AAA and BBB or lower-rated debt should narrow. We believe the portfolio is positioned to take advantage of the narrowing spread.

     We will keep a careful eye on developments in Washington that could affect the municipal markets. Proposals for tax cuts, savings incentives, and Alternative Minimum Tax relief have all been discussed and may present us with new opportunities in the months ahead.

     We appreciate the confidence you've shown in the Strong Short-Term High Yield Municipal Fund.

     Mary-Kay H. Bourbulas
     Portfolio Manager

                -----------------------------------------------
                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------
                             1-year               2.50%
                    Since Inception               3.62%
                          (11-30-97)

                                ADVISOR CLASS/1/
                                --------------
                          1-year                  1.98%
                 Since Inception                  3.17%
                          (11-30-97)

                             PORTFOLIO STATISTICS
                             --------------------

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                 30-day annualized yield/2/       5.42%

                                 ADVISOR CLASS
                                 -------------

                 30-day annualized yield/2/       4.96%

                   Average maturity/3/       2.8 years
                            Average
                     quality rating/4/       BB

--------------------------------------------------------------------------------
     The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-00. The Investor Class has temporarily absorbed expenses of 0.05%. Otherwise, the current yield would have been 5.37%, and returns would have been lower. The Advisor Class has temporarily absorbed expenses of 0.16%. Otherwise, the current yield would have been 4.80%, and returns would have been lower.

/3/ The Fund's average maturity includes the effect of futures and when-issued securities.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests primarily in long-term, higher- and medium-quality municipal bonds. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities and especially looks for bonds whose quality may be improving. The Fund typically maintains an average maturity between 10 and 20 years.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-23-86 to 10-31-00

             The Strong         Lehman Brothers         Lipper General
             Municipal             Municipal               Municipal
             Bond Fund            Bond Index*          Debt Funds Index*
Sep 86         $10,000            $10,000           $10,000
Dec 87         $ 9,949            $10,369           $10,182
Dec 89         $11,463            $12,655           $12,502
Dec 91         $13,598            $15,226           $14,848
Dec 93         $17,051            $18,604           $18,180
Dec 95         $18,128            $20,722           $20,040
Dec 97         $20,819            $23,629           $22,706
Dec 99         $20,772            $24,643           $23,009
Oct 00         $21,147            $26,657           $24,755

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your fund perform?

A: Early in the period, the Fund was positioned with the view that interest rates would be stable or trend lower and also with the view that lower-quality bonds would perform well in the continued strong economic environment. Early in the period, when short and intermediate interest rates started to rise, the Fund was hurt by having a longer maturity. At the same time, even though credit quality in the general market was improving (as measured by credit upgrades versus downgrades), there was little demand for lower-quality bonds in the marketplace. This caused these bonds to perform poorly and to impact the Fund negatively.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Over the past year, the Federal Reserve increased short-term rates by 125 basis points. Therefore, short- and intermediate-term interest rates trended higher; however, longer-term interest rates remained fairly stable. The result was a relatively flat yield curve. Also, higher-quality bonds performed better than lower-quality bonds.

     The municipal market in general was one of the best-performing sectors of the fixed income marketplace. On a historical basis, municipals continue to look attractive versus Treasuries. Long-term, high-quality municipals are yielding approximately 95% of Treasuries, and this is before taking into consideration the tax benefits associated with this asset class.

Q:   What investment strategies and techniques impacted your fund's performance?

A: On March 31, a new manager took over responsibilities for this portfolio. Our aim is to manage the Fund by positioning the portfolio to look more like the Lehman Brothers Municipal Bond Index* and hopefully outperform this benchmark by making moderate deviations.

     Therefore, during the period, we reduced the Fund's duration to bring it more in line with its benchmark. Our current duration is 7.7 years. We have also started to upgrade the overall credit quality of the portfolio. This will be a slower process, as we believe that the current yields on lower-quality bonds are very attractive on a longer-term basis and a quick sale now is not in the best interest of long-term shareholders.

     One sector that has performed very poorly is health care. We are maintaining the Fund's overweighting in the sector, as it shows signs of stabilizing. In this sector, and throughout the portfolio, we take a proactive approach to credit research. We strive to structure a diversified portfolio of securities with positive credit fundamentals, which should lead to more consistent long-term results. With this in mind, the portfolio currently has an average credit quality of A.

Q:   What is your future outlook?

A: Recent data suggests that the U.S. economy is slowing its rate of growth. The market has reacted by starting to price in an easing of interest rates. With current mortgage rates below the levels seen when the Federal Reserve started to raise short-term rates in 1999 and continued strong consumer spending, it is hard for us to argue that the economy will slow to a level that justifies a Federal Reserve easing. Therefore, we have positioned the Fund with the view that interest rates will remain fairly steady over the next few months.

     While we will pay very close attention to the changes that may take place after the resolution of the political elections, one must remember that campaign promises may look very different from actua policy changes.

     We thank you for your investment in the Strong Municipal Bond Fund.


     Lyle J. Fitterer
     Portfolio Manager

                   ----------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------
                              1-year                  0.62%
                              5-year                  3.73%
                             10-year                  6.10%
                     Since Inception                  5.49%
                          (10-23-86)

                                ADVISOR CLASS/1/
                                -------------
                              1-year                  0.28%
                              5-year                  3.38%
                             10-year                  5.74%
                     Since Inception                  5.13%
                          (10-23-86)

                            INSTITUTIONAL CLASS/2/
                             -------------------
                              1-year                  0.70%
                              5-year                  3.75%
                             10-year                  6.11%
                     Since Inception                  5.49%
                          (10-23-86)

                             PORTFOLIO STATISTICS
                             --------------------

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                   30-day annualized yield/3/         5.52%

                                 ADVISOR CLASS
                                 -------------

                   30-day annualized yield/3/         5.15%

                             INSTITUTIONAL CLASS
                             -------------------

                   30-day annualized yield/3/         5.87%

                   Average maturity/4/        11.5 years
                            Average
                     quality rating/5/        A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.16%. Otherwise, the current yield would have been 4.99%, and returns would have been lower.

/4/ The Fund's average maturity includes the effect of futures and when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, higher- and medium-quality municipal bonds. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities and especially looks for bonds whose quality may be improving. The Fund typically maintains an average maturity of three years or less.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-91 to 10-31-00

               The Strong
               Short-Term       Lehman Brothers        Lipper Short
               Municipal           Municipal             Municipal
               Bond Fund      3 Year Bond Index*    Debt Funds Average*
Dec 91          $10,000           $10,000           $10,000
Dec 92          $10,716           $10,643           $10,578
Dec 93          $11,440           $11,305           $11,130
Dec 94          $11,256           $11,382           $11,167
Dec 95          $11,860           $12,391           $11,968
Dec 96          $12,436           $12,941           $12,423
Dec 97          $13,300           $13,650           $13,001
Dec 98          $14,039           $14,361           $13,591
Dec 99          $14,202           $14,643           $13,822
Oct 00          $14,768           $15,322           $14,353

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your fund perform?

A: Just as the highest-quality securities (Treasuries) have outperformed other taxable bonds, AAA-rated municipal bonds have outperformed most other sectors of the tax-free market. Even though the Fund's exposure to bonds rated below AAA exceeds the benchmark index's level, the additional yield these securities generate has still allowed the Fund to perform well.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Although municipal issues were among the worst performers in 1999, they have turned out to be among the best-performing sectors of the fixed income markets in 2000. After raising rates by 125 basis points over the past year, the Federal Reserve entered a holding pattern as signs of slowing economic growth -- the much-desired soft landing -- started to appear. Municipal issuers continued to enjoy the benefits of a solid economy, with credit upgrades exceeding downgrades in most sectors. Health care, where the Fund maintains an overweighting, was a notable exception, although we are starting to see signs of stability.

Q:   What investment strategies and techniques impacted your fund's performance?

A: The Fund's average portfolio maturity was reduced to 2.4 years, reflecting our view that interest rates should remain fairly stable over the next several months. The Fund's average credit quality remains a solid A. In anticipation that the yields on Alternative Minimum Tax (AMT) bonds--that is, bonds that are subject to special taxes levied on high-income investors--would widen versus non-AMT bonds, we have reduced the percentage of the Fund's securities that are subject to the AMT.

     We have increased the Fund's exposure to the utility sector, focusing on companies that have benefited from the changes deregulation has brought to the industry. The Fund is positioned in line with our view that interest rates will remain fairly steady over the next few months, although we will keep an eye on developments that could change this scenario.

Q:   What is your future outlook?

A: Many investors believe that the Federal Reserve has once again engineered a soft landing for the U.S. economy and that we have, therefore, reached a peak in short-term interest rates. That represents a positive environment for fixed income investments in general, including short-term municipals. Municipals have outperformed Treasuries recently, and on a historical basis, their yields are still very attractive relative to taxable alternatives.

     We appreciate your investment in the Strong Short-Term Municipal Bond Fund and look forward to working with you in the years to come.

     Lyle J. Fitterer
     Portfolio Manager

               ------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------
                         1-year                  4.29%
                         3-year                  4.04%
                         5-year                  4.70%
                Since Inception                  4.51%
                     (12-31-91)

                               ADVISOR CLASS/1/
                               --------------
                         1-year                  4.01%
                         3-year                  3.69%
                         5-year                  4.34%
                Since Inception                  4.14%
                     (12-31-91)

                             INSTITUTIONAL CLASS/2/
                             --------------------
                         1-year                  4.46%
                         3-year                  4.09%
                         5-year                  4.74%
                Since Inception                  4.53%
                     (12-31-91)

                             PORTFOLIO STATISTICS
                             --------------------

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                    30-day annualized yield/3/   4.84%

                                 ADVISOR CLASS
                                 -------------

                    30-day annualized yield/3/   4.50%

                              INSTITUTIONAL CLASS
                              -------------------

                     30-day annualized yield/3/  5.11%

                      Average maturity        2.4 years

                      Average quality rating/4/       A

--------------------------------------------------------------------------------
The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

  From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate.
    Yields are as of 10-31-00.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
--------------------------------------------------------------------------------

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the semiannual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non- government issues relative to Treasuries. Higher spreads occur in uncertain times, when investors buy Treasuries for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2000
--------------------------------------------------------------------------------
                     STRONG HIGH-YIELD MUNICIPAL BOND FUND


                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 96.8%
Alabama 0.6%
West Jefferson, Alabama Amusement and Public
 Park Authority First Mortgage Revenue -
 Visionland Alabama Project,
 6.00%, Due 2/01/08                                  $3,445,000      $ 2,618,200

Alaska 1.8%
Juneau, Alaska City and Borough Nonrecourse
 Revenue - St. Ann's Care Center Project,
 6.875%, Due 12/01/25                                 4,000,000        3,735,000
Seward, Alaska Revenue - Alaska Sealife Center
 Project, 7.65%, Due 10/01/16                         3,500,000        3,539,375
                                                                     -----------
                                                                       7,274,375

Arizona 0.4%
Maricopa County, Arizona IDA Senior Living
 Facilities Revenue - Christian Care Mesa, Inc.
 Project, 7.875%, Due 4/01/27                         1,745,000        1,758,088

Arkansas 0.4%
Little Rock, Arkansas Hotel and Restaurant Gross
 Receipts Tax Revenue, 7.375%, Due 8/01/15            1,500,000        1,786,875

California 4.2%
Millbrae, California Residential Facilities Revenue -
 Magnolia of Millbrae Project, 7.375%,
 Due 9/01/27                                          6,000,000        6,052,500
San Francisco, California Redevelopment Agency
 Residential Facilities Revenue - Coventry Park
 Project, 8.50%, Due 12/01/26                         5,000,000        5,100,000
San Joaquin Hills, California Transportation
 Corridor Agency Toll Road Revenue Refunding,
 Zero %, Due 1/15/21 (Rate Reset
 Effective 1/15/07)                                   9,750,000        6,422,812
                                                                     -----------
                                                                      17,575,312

Colorado 1.6%
Colorado Health Facilities Authority Hospital
 Revenue - Steamboat Springs Health Care
 Association Project, 5.75%, Due 9/15/22              5,000,000        4,200,000
Colorado Health Facilities Authority Revenue -
 Rocky Mountain Adventist Project, 6.625%,
 Due 2/01/13                                          2,550,000        2,514,938
                                                                     -----------
                                                                       6,714,938

Connecticut 1.4%
Connecticut Health and EFA Revenue - New
 Opportunities for Waterbury, Inc. Project,
 6.75%, Due 7/01/28                                   3,895,000        3,870,656
Mashantucket Western Pequot Tribe
 Subordinated Special Revenue Bonds:
 Zero %, Due 9/01/15                                  2,000,000          800,000
 Zero %, Due 9/01/16                                  2,000,000          740,000
 Zero %, Due 9/01/18                                  1,100,000          354,750
                                                                     -----------
                                                                       5,765,406

Florida 5.9%
Arbor Greene Community Development District
 Special Assessment Revenue, 7.00%,
 Due 5/01/03                                            100,000          100,875
Cory Lakes, Florida Community Development
 District Special Assessment Revenue, 8.375%,
 Due 5/01/17                                          2,750,000        2,897,812
Florida HFA MFHR Refunding - Lake Side Villas
 and Golf Villas at Sabal Palm Project:
 6.75%, Due 12/01/10                                  1,000,000          953,750
 7.00%, Due 12/01/16                                  2,600,000        2,427,750
 7.25%, Due 12/01/25 (c)                              4,400,000        4,042,500

Grand Haven Community Development District
 Special Assessment Revenue, 6.90%,
 Due 5/01/19                                         $  970,000       $  984,550
Largo, Florida Sun Coast Health System Revenue -
 Sun Coast Hospital Issue, 6.30%, Due 3/01/20         7,295,000        6,291,938
Palm Beach County, Florida Solid Waste IDR -
 Okeelanta Power LP Project:
 6.375%, Due 2/15/07 (Purchased in Default
 on 1/28/98)                                          1,300,000          780,000
 6.70%, Due 2/15/15 (Purchased in Default
 on 2/04/98)                                            500,000          300,000
Palm Beach County, Florida Solid Waste IDR -
 Osceola Power LP Project, 6.85%, Due 1/01/14
 (Purchased in Default on 1/13/98 - 2/04/98)            450,000          270,000
Pinellas County, Florida EFA Revenue - College
 Harbor Project, 8.50%, Due 12/01/28                  4,685,000        4,743,562
Polk County, Florida HFA Subordinated Revenue -
 Lake Wales Gardens Project,
 Zero %, Due 4/01/20                                  4,385,000          794,781
                                                                     -----------
                                                                      24,587,518

Georgia 4.5%
Atlanta, Georgia Urban Residential Finance
 Authority MFHR:
 Evergreen Village Estates Project, 6.625%,
 Due 5/01/28                                            605,000          608,025
 Park Place Apartments Project,
 6.75%, Due 3/01/31                                   6,000,000        5,655,000
Dekalb County, Georgia Residential Care Facilities
 for the Elderly Authority First Lien Revenue -
 King's Bridge Retirement Center, Inc. Project:
 8.00%, Due 7/01/06                                     650,000          686,563
 8.15%, Due 7/01/16                                   2,380,000        2,531,725
 8.25%, Due 7/01/26                                   5,250,000        5,532,187
Fulton County, Georgia Housing Authority
 MFHR - Washington Court Project:
 6.40%, Due 2/01/19                                     765,000          713,363
 6.50%, Due 2/01/28                                   1,750,000        1,601,250
Fulton County, Georgia Residential Care Facilities
 Revenue - Residential Housing Authority
 Assisted Living Project, 6.90%, Due 7/01/19          1,640,000        1,410,400
                                                                     -----------
                                                                      18,738,513

Illinois 6.0%
Godfrey, Illinois Revenue - United Methodist
 Village Project, 5.875%, Due 11/15/29                5,000,000        3,900,000
Illinois DFA Hospital Revenue - Adventist Health
 System/Sunbelt Obligation Project, 5.50%,
 Due 11/15/20                                           950,000          806,312
Illinois HDA MFHR, 5.00%, Due 7/01/25 (c)             3,750,000        3,075,000
Metropolitan Pier and Exposition Authority
 Hospitality Facilities Revenue - McCormick
 Place Convention Project, 7.00%, Due 7/01/26         3,000,000        3,558,750
Riverdale, Illinois Environmental Improvement
 Revenue - Acme Metals, Inc. Project:
 7.90%, Due 4/01/24 (Defaulted Effective 9/29/98)     2,500,000        2,250,000
 7.95%, Due 4/01/25 (Defaulted Effective 9/29/98)     5,000,000        4,500,000
Robbins, Illinois Resource Recovery Revenue -
 Restructuring Project:
 Series A, 8.375%, Due 10/15/16                       5,480,468        1,370,117
 (Defaulted Effective 3/17/00)
 Series B, 8.375%, Due 10/15/16                       2,144,531          536,133
 (Defaulted Effective 3/17/00)
 Series C, 7.25%, Due 10/15/09                          850,426          838,733
 Series C, 7.25%, Due 10/15/24                        3,676,918        3,493,072
 Series D, Zero %, Due 10/15/09                       1,706,885          789,434
                                                                     -----------
                                                                      25,117,551

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)


                                                       Shares or
                                                       Principal        Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Indiana 6.0%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.50%, Due 1/01/30                         $18,200,000    $15,629,250
  Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project:
  8.30%, Due 3/01/06 (Currently Accruing at 7.00%)        480,000        384,000
  8.40%, Due 3/01/11 (Currently Accruing at 7.00%)        710,000        568,000
  8.75%, Due 3/01/27 (Currently Accruing at 7.00%)      6,540,000      5,232,000
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29                                    3,155,000      3,131,338
                                                                     -----------
                                                                      24,944,588

Iowa 4.9%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project:
  5.875%, Due 7/01/28 (c)                               7,635,000      5,668,988
  9.00%, Due 7/01/25 (Pre-Refunding at
  $102 on 7/01/05) (c)                                  6,000,000      7,147,500
Iowa Finance Authority Elder Care Facility First
  Mortgage Revenue - Amity Fellowserve-Iowa,
  Inc. Project, 6.00%, Due 10/01/28                     8,820,000      7,463,925
                                                                     -----------
                                                                      20,280,413

Kentucky 2.9%
Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project, 6.75%, Due 3/01/29         2,900,000      2,497,625
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc.
  Project:
  6.00%, Due 5/01/23                                    4,100,000      3,638,750
  7.65%, Due 5/01/16                                    5,740,000      5,991,125
                                                                     -----------
                                                                      12,127,500

Louisiana 1.7%
Iberia Parish, Louisiana Hospital Service District
  Number 1 Revenue, 8.00%, Due 5/26/16                  2,100,000      1,968,750
Louisiana Local Government Environment
  Facilities Community Development Authority
  Revenue - Capital Projects and Equipment
  Acquisition Program, 6.55%, Due 9/01/25               2,000,000      2,077,500
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 6.375%,
  Due 10/01/28                                          3,350,000      2,826,563
                                                                     -----------
                                                                       6,872,813

Massachusetts 4.9%
Massachusetts Development Finance Agency
  Revenue - Developmental Disabilities, Inc.
  Project, 8.00%, Due 6/01/20                           9,675,000      9,832,219
Massachusetts Development Finance Agency
  Revenue Health Care Facility Alliance, 7.10%,
  Due 7/01/32                                           2,000,000      1,815,000
Massachusetts Health and EFA Revenue - Saints
  Memorial Medical Center Project, 5.75%,
  Due 10/01/06                                          1,885,000      1,710,637
Massachusetts Industrial Finance Agency Assisted
  Living Facility Revenue - TNG Marina Bay LLC
  Project, 7.50%, Due 12/01/27                          4,220,000      4,204,175
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.75%, Due 12/01/27                                   3,000,000      2,726,250
                                                                     -----------
                                                                      20,288,281

Michigan 1.9%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central Wayne
  Energy Recovery LP Project:
  6.90%, Due 7/01/19                                  $ 2,200,000    $ 1,988,250
  7.00%, Due 7/01/27                                    6,800,000      6,060,500
                                                                     -----------
                                                                       8,048,750

Minnesota 2.8%
Rochester, Minnesota MFHR - Wedum Shorewood
  Campus Project, 6.60%, Due 6/01/36                    5,350,000      4,982,188
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue - HealthEast Project:
  5.50%, Due 11/01/09                                   1,580,000      1,386,450
  Series A, 6.625%, Due 11/01/17                        2,750,000      2,409,687
  Series B, 6.625%, Due 11/01/17                        3,320,000      2,909,150
                                                                     -----------
                                                                      11,687,475

Missouri 1.9%
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial Hospital,
  Inc. Project, 6.50%, Due 12/01/28                     5,465,000      4,467,638
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Project, 6.90%,
  Due 10/01/16                                          3,440,000      3,341,100
                                                                     -----------
                                                                       7,808,738

Montana 0.2%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/01/27                                   1,000,000        946,250

New Hampshire 0.6%
New Hampshire Business Finance Authority
  Revenue Air Cargo Facility - Pease LLC
  Project, 6.75%, Due 4/01/24                           2,450,000      2,269,312

New Jersey 3.9%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port Marine
  Terminal A Project, 8.00%, Due 6/01/27                4,890,000      4,890,000
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project, 6.75%,
  Due 8/01/30                                           5,000,000      4,368,750
New Jersey EDA EDR - Kapkowski Road
  Landfill Reclamation Improvement District
  Project:
  Zero %, Due 4/01/04                                     160,000        129,800
  Zero %, Due 4/01/05                                     310,000        235,600
  Zero %, Due 4/01/06                                   1,020,000        724,200
  Zero %, Due 4/01/07                                   1,025,000        679,063
  Zero %, Due 4/01/09                                   1,020,000        590,325
  6.375%, Due 4/01/31                                   5,000,000      4,743,750
                                                                     -----------
                                                                      16,361,488

New York 0.5%
Rockland County, New York IDA Civic Facility
  Revenue - Dominican College Project, 6.25%,
  Due 5/01/28                                           2,275,000      2,084,469

North Carolina 3.8%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 7.00%, Due 3/01/28
  (Rate Reset Effective 3/01/05)
  (Defaulted Effective 8/24/00)                        15,000,000     12,750,000
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27 (Defaulted Effective 8/09/99)             8,145,000      3,176,550
                                                                     -----------
                                                                      15,926,550

--------------------------------------------------------------------------------
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)


                                                       Shares or
                                                       Principal        Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Ohio 3.1%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/16
  (Rate Reset Effective 12/01/01)                     $ 1,500,000    $ 1,507,500
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.50%, Due 12/01/08                          4,045,000      3,822,525
Cuyahoga County, Ohio MFHR - The Park
  Lane Apartments Project:
  7.80%, Due 7/01/07                                      470,000        376,000
  7.90%, Due 7/01/12                                      680,000        544,000
  8.25%, Due 7/01/28                                    1,930,000      1,544,000
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23               400,000        386,500
Ohio Air Quality Development Authority PCR -
  Ohio Edison Project, 5.80%, Due 6/01/16
  (Mandatory Put at $100 on 12/01/04)                   1,525,000      1,557,406
Pike County, Ohio Hospital Facilities Revenue -
  Pike Health Services, Inc. Project,
  6.75%, Due 7/01/17                                    3,160,000      2,950,650
                                                                     -----------
                                                                      12,688,581

Pennsylvania 8.9%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue -
  Health System Project:
  9.25%, Due 11/15/22                                   1,000,000        952,500
  9.25%, Due 11/15/30                                   4,000,000      3,760,000
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility Project
  8.00%, Due 12/01/05                                     570,000        593,512
  8.25%, Due 6/01/11                                    3,025,000      3,172,469
Delaware County, Pennsylvania Authority Health
  Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                      530,000        521,388
  9.00%, Due 4/15/25                                    5,860,000      5,720,825
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                     440,000        429,550
  8.375%, Due 9/01/24                                   6,000,000      6,000,000
Montgomery County, Pennsylvania IDA
  Revenue - Wordsworth Academy Project,
  8.00%, Due 9/01/24                                    6,840,000      6,908,400
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue (Defaulted Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  8.00%, Due 9/01/27                                    3,000,000      1,905,000
  RSI Properties/Greensburg LLC Project,
  8.00%, Due 9/01/27                                    3,000,000      1,905,000
Philadelphia, Pennsylvania Hospitals and Higher
  EFA Revenue - Temple University Children's
  Medical Center Project, 5.75%, Due 6/15/29            1,605,000      1,286,006
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue -
  Marian Community Hospital Project,
  7.125%, Due 1/15/13                                   1,000,000        995,000
Wilkinsburg, Pennsylvania Municipal Authority
  Health Facilities Revenue - Monroeville
  Christian Project, 8.25%, Due 3/01/27                 3,000,000      3,022,500
                                                                     -----------
                                                                      37,172,150

Puerto Rico 0.2%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue Asset-Backed Bonds,
  6.00%, Due 7/01/26 (b)                                1,000,000        990,000

South Carolina 6.9%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/15                                 $ 4,400,000    $ 1,446,500
  Zero %, Due 1/01/16                                   4,600,000      1,397,250
  Zero %, Due 1/01/17                                   5,600,000      1,575,000
  Zero %, Due 1/01/18                                   5,800,000      1,508,000
  Zero %, Due 1/01/19                                   5,900,000      1,416,000
  Zero %, Due 1/01/23                                   7,400,000      1,267,250
  Zero %, Due 1/01/24                                   7,500,000      1,190,625
  Zero %, Due 1/01/25                                   8,700,000      1,272,375
  Zero %, Due 1/01/26                                   9,000,000      1,215,000
  Zero %, Due 1/01/27                                   9,100,000      1,137,500
  Zero %, Due 1/01/28                                   9,300,000      1,069,500
  Zero %, Due 1/01/29                                  10,500,000      1,115,625
  Zero %, Due 1/01/30                                  10,800,000      1,066,500
  Zero %, Due 1/01/31                                  11,000,000      1,003,750
  Zero %, Due 1/01/32                                  11,200,000        938,000
  Zero %, Due 1/01/33                                  11,500,000        891,250
  Zero %, Due 1/01/34                                  11,700,000        833,625
  Zero %, Due 1/01/35                                  12,000,000        795,000
  Zero %, Due 1/01/36                                  12,200,000        747,250
  Zero %, Due 1/01/37                                  12,400,000        697,500
  Zero %, Due 1/01/38                                  17,200,000        903,000
Loris, South Carolina Community Hospital
  District Hospital Revenue,
  5.625%, Due 1/01/29                                   2,350,000      1,877,062
South Carolina Jobs - EDA Solid Waste
  Recycling Facilities Revenue - Santee River
  Rubber Project, 8.00%, Due 12/01/14                   4,000,000      3,215,000
                                                                     -----------
                                                                      28,578,562

South Dakota 0.4%
Mobridge, South Dakota Health Care Facilities
  Revenue - Mobridge Regional Hospital
  Project, 6.50%, Due 12/01/22                          1,860,000      1,611,225

Tennessee 0.3%
Memphis, Tennessee Health, Educational and
  Housing Facility Board MFHR - Hickory Pointe
  Apartments Project, 8.50%, Due 7/01/10                1,250,000      1,260,938

Texas 2.6%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                    3,594,050      3,592,972
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 6.75%, Due 8/15/16            3,000,000      2,947,500
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project,
  8.30%, Due 10/01/14                                   4,465,000      4,437,094
                                                                     -----------
                                                                      10,977,566

Virginia 5.5%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding:
  Park at Landmark Project, 8.75%, Due
  12/01/29 (Mandatory Put at $100 on 7/01/05)           4,000,000      4,000,000
  Park Center Apartments Project, 6.375%,
  Due 4/01/34 (c)                                      14,400,000     12,852,000
Peninsula Ports Authority of Virginia Port
  Facility Revenue Refunding - Ziegler Coal
  Project, 6.90%, Due 5/02/22
  (Defaulted Effective 11/02/00)                       12,000,000      4,200,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Virginia Small Business Financing Authority
 IDR - Albion Enterprises LLC Project,
 6.40%, Due 1/01/14                                 $1,750,000      $  1,647,187
                                                                    ------------
                                                                      22,699,187

Wisconsin 5.6%
Brookfield, Wisconsin IDR Refunding - Midway
 Motor Lodge Project, 8.40%, Due 4/01/12             4,755,000         5,099,737
Wisconsin Health and EFA Revenue - Divine
 Savior Hospital, Inc. Project,
 5.70%, Due 6/01/28                                  2,500,000         1,975,000
Wisconsin Health and EFA Revenue - FH
 Healthcare Development, Inc. Project,
 6.25%, Due 11/15/28                                 3,000,000         2,512,500
Wisconsin Health and EFA Revenue -
 Heartland-Edgerton Group Project,
 9.00%, Due 11/15/25                                 2,435,000         2,383,256
Wisconsin Health and EFA Revenue - National
 Regency of New Berlin, Inc. Project:
 7.75%, Due 8/15/15                                  4,690,000         4,860,012
 8.00%, Due 8/15/25                                  6,415,000         6,663,581
                                                                    ------------
                                                                      23,494,086

Wyoming 0.5%
Teton County, Wyoming Hospital District
 Hospital Revenue Refunding and
 Improvement, 5.80%, Due 12/01/17                    2,200,000         2,172,500
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $459,151,582)                            403,228,198
--------------------------------------------------------------------------------
Taxable Municipal Bonds 0.2%
Iowa
Iowa Finance Authority Elder Care Facility First
 Mortgage Revenue - Amity Fellowserve-
 Iowa, Inc. Project, 7.00%, Due 10/01/06               860,000           808,400
--------------------------------------------------------------------------------
Total Taxable Municipal Bonds (Cost $860,000)                            808,400
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.8%
Municipal Money Market Funds
Multiple States
Strong Municipal Money Market Fund (d)               7,650,000         7,650,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,650,000)                         7,650,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $467,661,582) 98.8%            411,686,598
Other Assets and Liabilities, Net 1.2%                                 4,859,542
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $416,546,140
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                     Underlying
                                     Expiration      Face Amount     Unrealized
                                        Date          at Value      Depreciation
--------------------------------------------------------------------------------
Sold:
205 Municipal Bond Futures             12/00      $   20,410,313    $    142,969
--------------------------------------------------------------------------------

                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND


                                                       Shares or
                                                       Principal        Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 74.3%
Alabama 3.7%
West Jefferson, Alabama Amusement and Public
 Park Authority First Mortgage Revenue -
 VisionLand Alabama Project,
 5.875%, Due 2/01/06                                   $6,510,000   $  4,947,600

Alaska 1.0%
Juneau, Alaska City and Borough Nonrecourse
 Revenue - St. Ann's Care Center Project,
 5.875%, Due 12/01/04                                  $1,350,000   $  1,307,812

American Samoa 0.9%
Territory of American Samoa GO Refunding,
 5.75%, Due 9/01/03                                     1,115,000      1,133,119

Arizona 0.4%
Winslow, Arizona IDA Hospital Revenue -
 Winslow Memorial Hospital Project,
 4.95%, Due 6/01/03                                       570,000        553,612

California 0.5%
Los Angeles, California Regional Airports
 Improvement Corporation Lease Revenue
 Facilities - Continental Airlines Project,
 9.25%, Due 8/01/24                                        84,027         94,005
Tustin, California Unified School District BAN -
 Community Facilities Project,
 6.10%, Due 9/01/02                                       500,000        500,625
                                                                    ------------
                                                                         594,630

Colorado 3.7%
Black Hawk, Colorado Business Improvement
 District Special Assessment:
 Gilpin County Project, 6.00%, Due 12/01/09             1,075,000      1,053,500
 The Lodge At Black Hawk Project,
 6.25%, Due 12/01/11                                    1,825,000      1,731,469
Colorado Health Facilities Authority Hospital
 Revenue - Steamboat Springs Health Care
 Association Project:
 4.40%, Due 9/15/02                                       380,000        372,400
 4.70%, Due 9/15/05                                        85,000         81,600
 4.80%, Due 9/15/06                                       455,000        434,525
 4.90%, Due 9/15/02                                       230,000        225,113
 4.90%, Due 9/15/07                                        20,000         19,000
Meridian, Colorado Metropolitan District GO,
 7.00%, Due 12/01/01                                    1,000,000      1,023,740
                                                                    ------------
                                                                       4,941,347

Connecticut 0.9%
Connecticut Health and EFA Revenue - New
 Opportunities for Waterbury, Inc. Project,
 6.75%, Due 7/01/13                                     1,205,000      1,205,590

District of Columbia 1.0%
District of Columbia Revenue - American
 Geophysical Union Project, 5.50%, Due 9/01/03            450,000        448,312
District of Columbia Revenue - Methodist Home
 Issue, 4.80%, Due 1/01/05                                985,000        939,444
                                                                       1,387,756

Florida 2.4%
Arbor Greene Community Development
 District Special Assessment Revenue,
 7.00%, Due 5/01/03                                        80,000         80,700
Grand Haven Community Development
 District Special Assessment Revenue,
 6.30%, Due 5/01/02                                     2,300,000      2,311,500
Leon County, Florida IDR - Beverly
 Enterprises - Florida, Inc. Project,
 9.80%, Due 6/01/11                                       785,000        810,206
Orlando and Orange County, Florida
 Expressway Authority Revenue Refunding,
 5.95%, Due 7/01/23                                        10,000         10,038
                                                                    ------------
                                                                       3,212,444

--------------------------------------------------------------------------------
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Georgia 0.7%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                          $   990,000   $   964,013

Idaho 0.0%
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.10%, Due 10/01/02                                       10,000         9,988

Illinois 9.1%
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue:
  American Airlines, Inc. Project,
  7.875%, Due 11/01/25                                     165,000       170,318
  United Airlines, Inc. Project,
  8.95%, Due 5/01/18                                     1,170,000     1,222,580
Chicago, Illinois Tax Increment - Sub-Central
  Loop Redevelopment Project:
  6.25%, Due 12/01/02 (b)                                1,600,000     1,600,000
  6.35%, Due 12/01/03 (b)                                1,000,000     1,000,000
Granite City, Illinois Hospital Revenue
  Refunding - St. Elizabeth Medical Center
  Project, 8.125%, Due 6/01/08                             795,000       764,194
Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial
  Hospital Project, 5.25%, Due 11/15/03                    490,000       474,075
Illinois DFA IDR Refunding - Great Plains
  Hotel Corporation of Illinois Project,
  7.50%, Due 4/01/16                                       485,000       491,693
Illinois DFA MFHR - Town and Garden
  Apartments Project, 7.20%, Due 9/01/08 (c)             2,250,000     2,309,062
Illinois DFA Revenue - Community
  Rehabilitation Providers Project,
  5.00%, Due 7/01/04                                     1,010,000       980,963
Illinois Health Facilities Authority Revenue -
  Riverside Health System Project,
  5.90%, Due 11/15/02 (c)                                  445,000       448,894
Illinois Health Facilities Authority Revenue
  Refunding:
  Bohemian-Tabor Hills Project,
  5.90%, Due 11/15/21                                    1,450,000     1,187,187
  Lifelink Corporation Obligated Group
  Project, 5.95%, Due 2/15/21                            1,800,000     1,536,750
                                                                      ----------
                                                                      12,185,716

Indiana 3.7%
Anderson, Indiana EDR Refunding and
 Improvement - Anderson University
 Project, 5.05%, Due 10/01/03                            2,445,000     2,423,606
Indiana Health Facility Financing Authority
 Revenue - Hamilton Communities, Inc.
 Project, 6.00%, Due 1/01/10                             2,800,000     2,569,000
                                                                       ---------
                                                                       4,992,606

Iowa 1.7%
Harlan, Iowa Revenue - American Baptist Homes
 of the Midwest - Baptist Memorial Home
 Project, 5.875%, Due 5/15/23                              920,000       750,950
Ottumwa, Iowa Hospital Facility Revenue
 Refunding and Improvement - Ottumwa
 Regional Health Center, Inc. Project,
 6.00%, Due 10/01/18                                        25,000        23,031
Ottumwa, Iowa Revenue Refunding - Regional
 Retirement Living Project,
 5.90%, Due 2/15/24                                      1,740,000     1,492,050
                                                                       ---------

                                                                       2,266,031
Kansas 1.3%
Topeka, Kansas Industrial Revenue Refunding -
 Reser's Fine Foods, Inc. Project:
 5.20%, Due 4/01/03                                    $   300,000   $   294,375
 5.30%, Due 4/01/04                                        300,000       293,250
Wathena, Kansas IDR - Skyjack Equipment,
 Inc. Project:
 5.15%, Due 5/01/02                                        390,000       384,638
 5.25%, Due 5/01/03                                        130,000       127,237
 5.40%, Due 5/01/04                                        345,000       336,375
 5.50%, Due 5/01/05                                        335,000       324,950
                                                                       ---------

                                                                       1,760,825
Kentucky 2.7%
Jefferson County, Kentucky Health Facilities
 Revenue Refunding - Beverly Enterprises,
 Inc. Project, 5.40%, Due 5/01/03                          430,000       419,250
Kenton County, Kentucky Airport Board Special
 Facilities Revenue - Mesaba Aviation, Inc.
 Project, 6.00%, Due 7/01/05                               985,000       978,844
Kentucky EDFA Hospital System Refunding and
 Improvement Revenue - Appalachian Regional
 Healthcare, Inc. Project, 5.10%, Due 10/01/03             250,000       230,313
Logan and Todd Counties, Kentucky Regional
 Water Commission BAN Revenue,
 5.50%, Due 8/01/03                                      2,000,000     2,005,000
                                                                       ---------
                                                                       3,633,407

Louisiana 0.1%
Hodge, Louisiana Utility Revenue - Stone
 Container Corporation Project,
 9.00%, Due 3/01/10                                        100,000       101,865

Maryland 0.8%
Baltimore County, Maryland IDR -
 Barre-National, Inc. Equipment Project,
 6.875%, Due 7/01/09                                     1,200,000     1,044,000

Massachusetts 3.4%
Massachusetts Development Finance
 Agency Revenue:
 Developmental Disabilities, Inc. Project,
 7.25%, Due 6/01/04                                      1,070,000     1,078,025
 Health Care Facility Alliance Project,
 6.50%, Due 7/01/03                                        820,000       802,575
Massachusetts Health and EFA Revenue - Saints
 Memorial Medical Center Project,
 5.50%, Due 10/01/02                                     1,285,000     1,252,875
Massachusetts Industrial Finance Agency Health
 Care Facility Revenue - Metro Health
 Foundation of Massachusetts, Inc. Project,
 6.25%, Due 12/01/03                                     1,420,000     1,380,950
                                                                       ---------
                                                                       4,514,425

Minnesota 3.4%
Burnsville, Minnesota CDR Refunding -
 Holiday Inn Project, 5.875%, Due 4/01/08                1,430,000     1,430,029
Maplewood, Minnesota Health Care Facility
 Revenue - HealthEast Project:
 5.70%, Due 11/15/02                                     1,000,000       978,750
 5.80%, Due 11/15/03                                     1,400,000     1,356,250
St. Paul, Minnesota Housing and Redevelopment
 Authority Hospital Revenue - HealthEast
 Project, 4.75%, Due 11/01/01                              750,000       732,870
                                                                       ---------
                                                                       4,497,899

Missouri 1.6%
Columbia, Missouri IDR - American Air Filter
 Company, Inc. Project, 7.45%, Due 7/01/04                 915,000       915,604

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                           Shares of
                                                           Principal    Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Ellisville, Missouri IDA IDR Refunding -
        Gambrill Gardens Project:
        4.80%, Due 6/01/02                              $   110,000 $   107,937
        5.10%, Due 6/01/05                                  125,000     118,594
        5.20%, Due 6/01/06                                  135,000     126,731
Saline County, Missouri IDA Health Facilities
        Revenue - John Fitzgibbon Memorial
        Hospital, Inc. Project, 5.75%, Due 12/01/03         840,000     805,350
                                                                    -----------
                                                                      2,074,216

Nebraska 0.5%
American Public Energy Agency Gas Supply
        Revenue - Nebraska Public Gas Agency
        Project, 4.00%, Due 9/01/04                         760,000     714,400

New Hampshire 0.6%
New Hampshire Higher Educational and Health
        Facilities Authority Revenue - New England
        College Project, 5.375%, Due 3/01/05                845,000     822,819

New Mexico 1.2%
Santa Fe County, New Mexico Project Revenue -
        El Castillo Retirement Residences Project,
        5.80%, Due 5/15/18 (c)                            1,835,000   1,580,394

New York 1.1%
Monroe County, New York IDR Agency -
        Empire Sports Project, 6.50%, Due 3/01/08         1,105,000   1,081,519
Rockland County, New York IDR Civic Facility
        Agency - Dominican College Project,
        5.50%, Due 5/01/02                                  390,000     386,100
                                                                    -----------
                                                                      1,467,619

North Carolina 0.8%
Fletcher, North Carolina First Mortgage
        Housing Revenue - Avery's View Retirement
        Facilities, Inc. Project, 8.00%, Due 3/01/10
        (Defaulted Effective 8/24/00)                     1,000,000     850,000
North Carolina Medical Care Commission
        Health Care Facilities First Mortgage
        Revenue - DePaul Community Facilities
        Project, 5.75%, Due 1/01/03                         210,000     204,225
                                                                    -----------
                                                                      1,054,225

Ohio 4.9%
Cleveland, Ohio Airport Special Revenue
        Refunding - Continental Airlines, Inc. Project:
        5.25%, Due 12/01/02 (c)                           5,475,000   5,440,781
        5.50%, Due 12/01/08                                 650,000     614,250
Cuyahoga County, Ohio MFHR - The Park Lane
        Apartments Project, 7.70%, Due 7/01/02              145,000     116,000
Dayton, Ohio Special Facilities Revenue -
        AFCO Cargo Day LLC Project,
        5.875%, Due 4/01/04                                 400,000     391,000
                                                                    -----------
                                                                      6,562,031

Oklahoma 0.4%
Leflore County, Oklahoma Hospital Authority
        Hospital Revenue:
        5.25%, Due 6/01/02                                  235,000     230,300
        5.45%, Due 6/01/03                                  260,000     251,550
                                                                    -----------
                                                                        481,850

Pennsylvania 4.4%
Bucks County, Pennsylvania IDA CDR -
        Attleboro Associates, Ltd. Nursing
        Facility Project, 8.00%, Due 12/01/05             1,065,000   1,108,931
Clarion County, Pennsylvania IDA Health
        Facilities Revenue Refunding - Beverly
        Enterprises, Inc. Project, 5.50%, Due 5/01/03       450,000     439,313
Dauphin County, Pennsylvania Subordinated
        Office and Parking Revenue - River Front
        Office Center Project, 5.35%, Due 1/01/02       $   395,000 $   391,544
Harrisburg, Pennsylvania Authority Office and
        Parking Revenue, 5.25%, Due 5/01/02                 545,000     540,231
Pennsylvania EDFA Qualified Residential Rent
        Project Revenue (Defaulted Effective 9/01/99):
        RSI Properties/Butler LLC Project,
        7.00%, Due 9/01/02                                  300,000     190,500
        RSI Properties/Greensburg LLC Project,
        7.00%, Due 9/01/02                                  300,000     190,500
Philadelphia, Pennsylvania Hospitals and Higher
        EFA Revenue:
        Chestnut Hill Hospital Project,
        6.50%, Due 11/15/22                               1,000,000     903,750
        Temple University Children's Medical
        Center Project, 4.55%, Due 6/15/02                  470,000     456,487
Westmoreland County, Pennsylvania IDA Health
        Care Facilities Revenue Refunding - Redstone
        Presbyterian Senior Care Obligated Group
        Project, 5.90%, Due 11/15/21                      1,915,000   1,646,900
                                                                    -----------
                                                                      5,868,156

South Carolina 0.7%
Richland County, South Carolina PCR
        Refunding - Union Camp Corporation
        Project, 6.10%, Due 11/01/04                        900,000     929,250

South Dakota 0.3%
Lincoln County, South Dakota Revenue -
        American Baptist Homes of the Midwest-
        Trail Ridge Project, 5.875%, Due 11/15/21           445,000     361,563

Texas 6.0%
DeSoto, Texas IDA IDR - Wintergreen Commercial
        Partnership Project, 7.00%, Due 1/01/17           1,352,089   1,351,684
Jefferson County, Texas Health Facilities
        Development Corporation Hospital Revenue -
        Baptist Health Care System Project,
        8.875%, Due 6/01/21 (c)                           5,650,000   5,600,562
Matagorda County, Texas Navigation District
        Number 1 Revenue Refunding - Reliant
        Energy, Inc. Project, 5.20%, Due 5/01/29          1,000,000   1,001,250
                                                                    -----------
                                                                      7,953,496

Vermont 1.8%
Vermont Educational and Health Buildings
        Financing Agency Revenue - Vermont
        Council of Developmental and Mental
        Health Project, 6.20%, Due 12/15/05               1,790,000   1,734,063
Vermont Educational and Health Buildings
        Financing Agency Revenue Health Care
        Facility - Copley Manor Project,
        5.40%, Due 4/01/06                                  710,000     667,400
                                                                    -----------
                                                                      2,401,463

Virginia 2.4%
Alexandria, Virginia Redevelopment and
        Housing Authority MFHR Refunding - Park
        at Landmark Project, 8.50%, Due 12/01/29
        (Mandatory Put at $100 on 7/01/02)                2,000,000   2,000,000
Hampton, Virginia Redevelopment and
        Housing Authority First Mortgage Revenue
        Refunding - Olde Hampton Project,
        6.00%, Due 7/01/03                                1,020,000   1,009,800
Virginia Small Business Financing
        Authority IDR - Albion Enterprises LLC
        Project, 6.00%, Due 1/01/02                         250,000     248,125
                                                                    -----------
                                                                      3,257,925

--------------------------------------------------------------------------------
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                            Amount     (Note 2)
--------------------------------------------------------------------------------
Washington 0.7%
Spokane, Washington Downtown
        Foundation Parking Revenue - River
        Park Square Project, 5.00%, Due 8/01/08        $ 1,000,000   $   990,000

West Virginia 0.1%
Harrison County, West Virginia CDR
        Refunding - Kmart Corporation Project,
        7.625%, Due 12/01/04                                80,000        83,100

Wisconsin 4.5%
Madison, Wisconsin IDR - McCaughey
        Development Association Project,
        5.875%, Due 4/01/10                                940,000       885,950
Menomonee Falls, Wisconsin BAN,
        4.875%, Due 7/01/02                              1,000,000     1,001,900
Wisconsin Health and EFA Revenue -
        Attic Angel Obligation Group Project,
        6.00%, Due 11/15/28                              1,000,000       822,500
Wisconsin Health and EFA Revenue - Divine
        Savior Hospital, Inc. Project:
        4.30%, Due 6/01/02                                 220,000       215,050
        4.45%, Due 6/01/03                                 225,000       217,125
        4.60%, Due 6/01/04                                 240,000       228,600
Wisconsin Health and EFA Revenue - FH
        Healthcare Development, Inc. Project,
        5.00%, Due 11/15/02                              1,360,000     1,322,600
Wisconsin Health and EFA Revenue - Kenosha
        Hospital and Medical Center Project,
        4.50%, Due 5/15/02                                 560,000       553,000
Wisconsin Health and EFA Revenue -
        Lutheran Home Project, 7.00%, Due 9/01/25           30,000        30,075
Wisconsin Health and EFA Revenue - Marquette
        University Project, 6.45%, Due 12/01/19
        (Pre-Refunding at $101 on 12/01/04)                675,000       729,000
                                                                    ------------
                                                                       6,005,800

Wyoming 0.9%
Teton County, Wyoming Hospital District
        Hospital Revenue Refunding and
        Improvement, 4.85%, Due 12/01/02                 1,265,000     1,228,631
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $104,346,402)                             99,091,623
--------------------------------------------------------------------------------
Variable Rate Put Bonds 13.3%
Arizona 1.9%
Maricopa County, Arizona Pollution Control
        Corporation PCR Refunding - El Paso
        Electric Company Project, 6.15%, Due 12/01/14
        (Mandatory Put at $100 on 8/01/02)               2,500,000     2,503,125

Florida 1.4%
St. John's County, Florida IDA IDR Refunding -
        Vicar's Landing Project, 5.125%, Due 2/15/17
        (Putable at $100 and Rate Reset
        Effective 2/15/04)                               2,000,000     1,922,500

Montana 0.7%
Forsyth, Montana PCR Refunding - Portland
        General Electric Company Project, 4.60%,
        Due 5/01/33 (Putable at $100 and Rate
        Reset Effective 5/01/03)                         1,000,000       988,750

New Jersey 2.2%
New Jersey EDA Senior Mortgage Revenue
        Refunding EXTRAS - Arbor Glen of Bridgewater
        Project, 5.375%, Due 5/15/32 (Putable at
        $100 and Rate Reset Effective 5/15/04)           3,000,000     2,898,750

Ohio 0.8%
Ohio Water Development Authority Facilities
        PCR Refunding - Cleveland Electric
        Illuminating Company Project, 5.35%,
        Due 10/01/30 (Mandatory Put at
        $100 on 10/01/02)                              $ 1,000,000   $ 1,000,000

Pennsylvania 0.5%
Beaver County, Pennsylvania IDA PCR
        Refunding - Ohio Edison Company
        Project, 4.65%, Due 6/01/33 (Mandatory
        Put at $100 on 6/01/04)                            750,000       732,187

Tennessee 1.8%
Shelby County, Tennessee Health, Educational
        and Housing Facilities Board Health Care
        Facilities Revenue EXTRAS - Kirby Pines
        Retirement Community Project, 5.50%,
        Due 11/15/27 (Putable at $100 and Rate
        Reset Effective 11/15/02)                        2,450,000     2,394,875

Texas 4.0%
Abilene, Texas Health Facilities Development
        Corporation Retirement Facilities Revenue
        EXTRAS - Sears Methodist Retirement
        System Obligated Group Project, 5.25%,
        Due 11/15/28 (Mandatory Put at
        $100 on 11/15/03)                                2,025,000     1,954,125
Brazos River Authority Revenue Refunding -
        Reliant Energy, Inc. Project, 5.20%,
        Due 12/01/18 (Mandatory Put at
        $100 on 12/01/02)                                1,000,000     1,001,250
Dallas-Fort Worth, Texas International
        Airport Facility Improvement Corporation
        Revenue Refunding - American Airlines, Inc.
        Project, 5.95%, Due 5/01/29 (Mandatory
        Put at $100 on 11/01/03)                           400,000       405,000
Lubbock, Texas Health Facilities Development
        Corporation First Mortgage Revenue -
        Carillon, Inc. Project, 5.75%, Due 7/01/29
        (Mandatory Put at $100 on 7/01/04)               2,000,000     1,962,500
                                                                    ------------
                                                                       5,322,875
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $18,068,225)                      17,763,062
--------------------------------------------------------------------------------
Short-Term Investments (a) 12.3%
Municipal Bonds 8.3%
Colorado 1.5%
Colorado Health Facilities Authority Hospital
        Revenue - Steamboat Springs Health Care
        Association Project:
        4.30%, Due 9/15/01                                 115,000       113,290
        4.80%, Due 9/15/01                                 245,000       243,753
Denver, Colorado City and County Airport
        Revenue, 8.50%, Due 11/15/23
        (Pre-Refunding at $102 on 11/15/00)              1,570,000     1,603,347
                                                                    ------------
                                                                       1,960,390

Florida 0.8%
Broward County, Florida IDR - Beverly
        Enterprises-Florida, Inc. Project, 9.80%,
        Due 11/01/10 (Pre-Refunding at $103
        on 11/01/00)                                     1,000,000     1,030,000

Indiana 0.0%
Indianapolis, Indiana EDR MFHR -
        Post Pointe Apartments Project,
        7.00%, Due 3/01/01                                  75,000        60,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 2000
--------------------------------------------------------------------------------
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                           Amount       (Note 2)
--------------------------------------------------------------------------------
Kansas 0.5%
Kansas State Independent College Finance
  Authority RAN - Sterling College Project,
  5.75%, Due 6/01/01                                   $ 300,000   $   302,067
Topeka, Kansas Industrial Revenue
  Refunding - Reser's Fine Foods, Inc.
  Project, 5.00%, Due 4/01/01                            300,000       298,680
Wathena, Kansas IDR - Skyjack Equipment,
  Inc. Project, 5.00%, Due 5/01/01                        85,000        84,563
                                                                   -----------
                                                                       685,310

Michigan 1.1%
Lakeville, Michigan Community School
  District State Aid Notes, 5.50%, Due 6/29/01         1,500,000     1,510,710

Minnesota 0.4%
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue - Healtheast
  Project, 4.60%, Due 11/01/00                           500,000       500,000

New York 1.9%
Niagara Falls, New York School District
  RAN, 5.375%, Due 10/16/01                            1,000,000     1,002,290
Schenectady, New York City School District
  BAN, 5.50%, Due 6/29/01                              1,500,000     1,504,050
                                                                   -----------
                                                                     2,506,340

Oklahoma 0.2%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.05%, Due 6/01/01                   205,000       203,409

Pennsylvania 0.1%
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Children's Medical Center Project,
  4.40%, Due 6/15/01                                     200,000       197,886

Tennessee 0.1%
Tennergy Corporation Gas Revenue,
  4.25%, Due 6/01/01                                     140,000       138,841

Wisconsin 1.7%
Dodgeland, Wisconsin School District
  BAN, 5.20%, Due 4/01/01                              1,000,000     1,000,130
Lac Du Flambeau, Wisconsin School District
  Number 1 RAN TAN, 5.40%, Due 7/26/01                 1,100,000     1,103,091
Wisconsin Health and EFA Revenue -
  Divine Savior Hospital, Inc. Project,
  4.15%, Due 6/01/01                                     210,000       208,225
                                                                    ----------
                                                                     2,311,446
                                                                    ----------
Total Municipal Bonds                                               11,104,332

Variable Rate Put Bonds 1.5%
Alabama 0.8%
Selma, Alabama IDB PCR - International
  Paper Company Project, 5.50%,
  Due 7/15/06 (Putable at $100 on 7/15/01)             1,000,000     1,000,530

Ohio 0.7%
Ohio Water Development Authority
  Facilities PCR Refunding - Ohio Edison
  Company Project, 4.25%, Due 6/01/33
  (Mandatory Put at $100 on 6/01/01)                   1,000,000       994,350
                                                                    ----------
Total Variable Rate Put Bonds                                        1,994,880


Annual Variable Rate Put Bonds 2.3%
Florida 0.8%
Miami Beach, Florida Health Facilities Authority
  Hospital Revenue - Mount Sinai Medical
  Center Project, 7.08%, Due 8/15/01                  $1,000,000   $ 1,000,000

South Carolina 1.5%
South Carolina Education Assistance Authority
  Revenue Refunding - Guaranteed Student
  Loan, 4.90%, Due 5/30/01                             2,000,000     2,001,860
                                                                   -----------
Total Annual Variable Rate Put Bonds                                 3,001,860

Municipal Money Market Funds 0.2%
Multiple States
Strong Municipal Money Market Fund (d)                   300,000       300,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,405,376)                     16,401,072

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Investments in Securities (Cost $138,820,003) 99.9%          133,255,757
Other Assets and Liabilities, Net 0.1%                                 136,234
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $133,391,991
================================================================================
FUTURES
--------------------------------------------------------------------------------
                                                       Underlying
                                         Expiration   Face Amount    Unrealized
                                            Date        at Value    Depreciation
--------------------------------------------------------------------------------
Sold:
40 Municipal Bond Futures                  12/00       $3,982,500       $30,000
--------------------------------------------------------------------------------
                          Strong Municipal Bond Fund

                                                        Shares or
                                                        Principal       Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 89.3%
Alabama 0.3%
Troy, Alabama IDB Solid Waste Revenue -
  Alabama Protein Recycling LLC Project,
  7.75%, Due 5/01/19
  (Defaulted Effective 11/02/00)                        $2,000,000    $  800,000

Arizona 0.4%
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project, 6.25%, Due 1/01/16           1,000,000       907,500

Colorado 8.8%
Castle Rock Ranch, Colorado Public Improvements
  Authority Public Facilities Revenue:
  6.25%, Due 12/01/17 (c)                                9,820,000    10,323,275
  6.30%, Due 12/01/07 (c)                                3,115,000     3,212,344
  6.375%, Due 12/01/11 (c)                               2,000,000     2,085,000
  6.40%, Due 12/01/08 (c)                                3,310,000     3,442,400
  6.50%, Due 12/01/09 (c)                                3,525,000     3,696,844
                                                                    ------------
                                                                      22,759,863

Connecticut 1.3%
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put
  at $100 on 12/01/08)                                   3,500,000     3,255,000

Florida 0.7%
Leon County, Florida EFA Revenue
  Refunding - Southgate Residence Hall
  Project, 6.75%, Due 9/01/28                            1,000,000       948,750

-------------------------------------------------------------------------------------------------------------
                    STRONG MUNICIPAL BOND FUND (continued)

                                                                                Shares or
                                                                                Principal              Value
                                                                                 Amount              (Note 2)
-------------------------------------------------------------------------------------------------------------
Pinellas County, Florida EFA Revenue - College
  Harbor Project, 6.50%, Due 12/01/20                                        $   1,020,000      $     954,975
                                                                                                -------------
                                                                                                    1,903,725

Georgia 10.4%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village
  Estates Project:
  5.875%, Due 5/01/07 (c)                                                          700,000            715,750
  6.375%, Due 5/01/17                                                            1,675,000          1,739,906
  6.50%, Due 5/01/27 (c)                                                         2,965,000          3,072,481
Colquitt County, Georgia Development Authority
  Revenue - Southern Care Corporation
  Facility Project, Zero %, Due 12/01/21                                         7,270,000          1,872,025
Georgia Municipal Electric Authority Revenue
  Refunding, 5.25%, Due 1/01/25                                                  2,490,000          2,402,850
Houston County, Georgia MFHR - Emerald
  Coast Housing Project, 7.00%, Due 8/01/28                                      7,000,000          3,430,000
Richmond County, Georgia Development
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                                                          20,000,000          4,850,000
Washington, Georgia Wilkes Payroll
  Development Authority Subordinated
  Revenue - Southern Care Corporation
  Facility Project, Zero %, Due 12/01/21:
  Series A                                                                       8,125,000          2,122,656
  Series C (c)                                                                  25,595,000          6,686,694
                                                                                                -------------
                                                                                                   26,892,362

Illinois 6.2%
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue - United Airlines,
  Inc. Project, 8.85%, Due 5/01/18                                               2,500,000          2,611,150
Illinois Health Facilities Authority Revenue,
  6.724%, Due 6/19/15 (Pre-Refunding
  at $102 on 6/07/02)                                                            3,000,000          3,150,000
Illinois Health Facilities Authority Revenue
  Refunding - Lutheran Social Services of
  Illinois Project, 6.125%, Due 8/15/20                                          6,660,000          5,627,700
Metropolitan Pier and Exposition Authority
  Dedicated State Tax Revenue - McCormick
  Place Expansion Project, Zero %, Due 6/15/16                                   1,250,000            526,563
Metropolitan Pier and Exposition Authority
  Hospitality Facilities Revenue - McCormick
  Place Convention Project, 7.00%, Due 7/01/26                                   1,500,000          1,779,375
Zion, Illinois Park District GO Revenue,
  6.50%, Due 12/30/17                                                            2,485,000          2,425,981
                                                                                                -------------
                                                                                                   16,120,769

Indiana 1.9%
St. Joseph County, Indiana Hospital Authority
  Health System Revenue - Madison Center,
  Inc. Project, 5.80%, Due 2/15/24                                               6,000,000          4,815,000

Kentucky 1.9%
Kentucky EDFA Health System Revenue -
  Norton Healthcare, Inc. Project,
  6.50%, Due 10/01/20                                                            1,000,000            977,500
Logan and Todd Counties, Kentucky
  Regional Water Commission BAN
  Revenue, 5.50%, Due 8/01/03                                                    4,000,000          4,010,000
                                                                                                -------------
                                                                                                    4,987,500

Louisiana 10.7%
Claiborne Parish, Louisiana Law Enforcement
  District Revenue - Claiborne Correctional
  Facilities Project, 6.25%, Due 3/01/19                                         7,500,000          6,918,750
Iberia Parish, Louisiana IDB IDR - Acadia Board
  Company, Ltd. Project, 7.50%, Due 8/01/22                                      2,180,000          2,005,600



Louisiana Local Government Environment
  Facilities Community Development Authority
  Revenue - Capital Projects and Equipment
  Acquisition Program, 6.55%, Due 9/01/25                                    $   3,000,000      $   3,116,250
New Orleans, Louisiana Regional Transit
  Authority Lease-Purchase Agreements,
  6.125%, Due 5/01/10:
  Lease M98147 (c)                                                              13,736,428         14,423,249
  Lease M98159                                                                   1,292,101          1,356,706
                                                                                                -------------
                                                                                                   27,820,555

Massachusetts 0.6%
Massachusetts IFA IDR - Welch Foods, Inc.
  Project, 5.60%, Due 12/01/17                                                   1,700,000          1,608,625

Michigan 0.9%
Michigan Hospital Finance Authority Hospital
  Revenue Refunding - Pontiac Osteopathic
  Hospital Project, 6.00%, Due 2/01/14                                           2,500,000          2,218,750

Minnesota 2.5%
St. Paul, Minnesota Housing and Redevelopment
  Authority Lease Revenue - Community of
  Peace Academy Project, 6.10%, Due 11/02/29                                     3,570,000          3,288,863
Woodbury, Minnesota IDR Refunding -
  Harvey Vogel Manufacturing Company
  Project, 5.80%, Due 12/01/28                                                   3,465,000          3,300,413
                                                                                                -------------
                                                                                                    6,589,276

Missouri 1.5%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.60%, Due 10/01/11                                                   2,465,000          2,542,031
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/05                                                               700,000            711,375
  6.00%, Due 1/01/06                                                               750,000            763,125
                                                                                                -------------
                                                                                                    4,016,531

Montana 1.1%
Crow Finance Authority Tribal Purpose
  Revenue, 5.70%, Due 10/01/27                                                   1,500,000          1,419,375
Miles City, Montana MFHR - Birchwood
  Properties LP Project, 6.75%, Due 5/01/29                                      1,645,000          1,511,344
                                                                                                -------------
                                                                                                    2,930,719

North Carolina 0.4%
North Carolina Municipal Power Agency
  Number 1 Catawba Electric Revenue
  Refunding, 6.00%, Due 1/01/04                                                  1,000,000          1,025,000

North Dakota 2.4%
Richland County, North Dakota MFHR -
  Birchwood Properties LP Project,
  6.75%, Due 5/01/29                                                             5,130,000          4,713,188
Three Affiliated Tribes of the Fort Berthold
  Reservation GO, 6.30%, Due 11/15/10                                            1,515,000          1,479,019
                                                                                                -------------
                                                                                                    6,192,207

Ohio 4.6%
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23                                      3,800,000          3,671,750
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 6.25%, Due 2/01/22                                  1,250,000          1,001,563
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%, Due 12/01/28                                        7,495,000          7,354,469
                                                                                                -------------
                                                                                                   12,027,782

Oklahoma 2.4%
Oklahoma County, Oklahoma Finance Authority
  MFHR First Mortgage - Multiple Apartments
  Project, 7.125%, Due 4/01/28 (Defaulted
  Effective 7/31/00)                                                            10,170,000          3,559,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
                     STRONG MUNICIPAL BOND FUND (continued)
                                                         Shares of
                                                         Principal     Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Shawnee, Oklahoma Hospital Authority
 Revenue - MidAmerica HealthCare, Inc.
 Project, 8.00%, Due 4/01/04                            $ 1,555,000  $ 1,573,800
Washington County, Oklahoma Medical
 Authority Revenue - Bartlesville Jane
 Phillips Episcopal Hospital Project,
 6.125%, Due 11/01/14                                     1,060,000    1,095,775
                                                                     -----------
                                                                       6,229,075

Pennsylvania 7.7%
Allegheny County, Pennsylvania Hospital
 Development Authority Revenue - St. Francis
 Medical Center Project:
 5.75%, Due 5/15/17                                       1,660,000    1,357,050
 5.75%, Due 5/15/27                                       3,965,000    2,998,531
Montgomery County, Pennsylvania IDA First
 Mortgage Revenue Refunding - The
 Meadowood Corporation Project,
 6.25%, Due 12/01/17                                      1,500,000    1,329,375
Pennsylvania EDFA Qualified Residential Rent
 Project Revenue (Defaulted Effective 9/01/99):
 RSI Properties/Butler LLC Project,
 8.00%, Due 9/01/27                                       2,360,000    1,498,600
 RSI Properties/Greensburg LLC Project,
 8.00%, Due 9/01/27                                       2,655,000    1,685,925
Philadelphia, Pennsylvania Hospitals and
 Higher EFA Revenue:
 Temple University Children's Medical
 Center Project, 5.75%, Due 6/15/29                       3,000,000    2,403,750
 Temple University Hospital Project,
 6.50%, Due 11/15/08                                      3,700,000    3,681,500
Scranton-Lackawanna, Pennsylvania Health
 and Welfare Authority Hospital Revenue:
 Marian Community Hospital Project,
 6.50%, Due 1/15/07                                       1,500,000    1,458,750
 Moses Taylor Hospital Project,
 6.25%, Due 7/01/20                                       4,200,000    3,648,750
                                                                     -----------
                                                                      20,062,231

Puerto Rico 0.4%
Children's Trust Fund Puerto Rico Tobacco
 Settlement Revenue Asset-Backed Bonds,
 6.00%, Due 7/01/26 (b)                                   1,000,000      990,000

Rhode Island 0.6%
Rhode Island Health and Education Building
 Corporation Hospital Financing Revenue -
 South County Hospital Project,
 6.00%, Due 11/15/17                                      1,630,000    1,589,250

South Carolina 4.5%
Connector 2000 Association, Inc. Senior Capital
 Appreciation Toll Road Revenue - Greenville,
 South Carolina Southern Connector Project:
 Zero %, Due 1/01/12                                      3,900,000    1,774,500
 Zero %, Due 1/01/14                                      4,560,000    1,784,100
 Zero %, Due 1/01/15                                      1,000,000      360,000
 Zero %, Due 1/01/26                                     10,000,000    1,575,000
 Zero %, Due 1/01/32                                     12,100,000    1,225,125
Connector 2000 Association, Inc. Senior
 Current Interest Toll Road Revenue -
 Greenville, South Carolina Southern
 Connector Project, 5.25%, Due 1/01/23                    6,300,000    4,945,500
                                                                     -----------
                                                                      11,664,225

South Dakota 2.2%
Education Loans, Inc. Student Loan Revenue
 Subordinated Asset-Backed Bonds,
 5.60%, Due 6/01/20                                       3,000,000    2,872,500

Sisseton-Wahpeton Sioux Tribe of the Lake
 Traverse Reservation GO:
 7.00%, Due 11/01/13                                     $  815,000   $  830,281
 7.00%, Due 11/01/23                                      1,290,000    1,259,362
South Dakota EDFA EDR Pooled Loan
 Program - Midstates Printing, Inc.
 Project, 5.50%, Due 4/01/18                                685,000      657,600
                                                                     -----------
                                                                       5,619,743

Tennessee 0.5%
Tennergy Corporation Gas Revenue,
 4.125%, Due 6/01/09                                      1,560,000    1,390,350

Texas 6.1%
Dallas County, Texas Utility and
 Reclamation District GO Refunding,
 6.70%, Due 2/15/25 (b)                                   5,000,000    5,068,750
El Paso, Texas Property Finance Authority,
 Inc. SFMR - GNMA Mortgage-Backed
 Securities Program, 8.70%, Due 12/01/18                    330,000      345,675
Grape Creek-Pulliam, Texas Independent
 School District Public Facility Corporation
 School Facility Lease Revenue:
 7.00%, Due 5/15/10                                       1,000,000    1,113,750
 7.25%, Due 5/15/21                                       1,300,000    1,478,750
Lufkin, Texas Health Facilities Development
 Corporation Health System Revenue
 Refunding - Memorial Health System of
 East Texas Project, 6.875%, Due 2/15/26                  4,515,000    4,232,812
Ranger, Texas Housing Corporation MFMR
 Refunding - FHA Insured Mortgage
 Loans - Ranger Apartments Project,
 8.80%, Due 3/01/24                                       1,160,000    1,294,850
Woodville, Texas HFC MFHR - Dogwood
 Terrace Apartments Project,
 7.50%, Due 10/01/29                                      2,450,000    2,272,375
                                                                     -----------
                                                                      15,806,962

Utah 1.0%
Eagle Mountain, Utah Special Assessment
 Bonds, 5.90%, Due 12/15/07                               1,121,000    1,139,216
Salt Lake County, Utah Housing Authority
 MFHR - Millcreek Pines Apartments
 Project, 6.80%, Due 9/01/17                              1,390,000    1,383,050
                                                                     -----------
                                                                       2,522,266

Washington 4.0%
Ocean Shores, Washington Water and
 Sewer Revenue Notes, 5.00%, Due 12/01/01                 2,360,000    2,356,672
Port Seattle, Washington Revenue Bonds,
 5.625%, Due 2/01/30                                      2,500,000    2,478,125
Spokane, Washington Downtown Foundation
 Parking Revenue - River Park Square
 Project, 5.60%, Due 8/01/19                              3,350,000    3,308,125
Washington EDFA Nonrecourse Revenue -
 Lindal Cedar Homes, Inc. Project,
 5.80%, Due 11/01/17                                      2,175,000    2,139,656
                                                                     -----------
                                                                      10,282,578

West Virginia 1.6%
Kanawha County, West Virginia Residential
 Mortgage Revenue, 7.375%, Due 9/01/10 (c)                3,670,000    4,110,400

Wisconsin 1.7%
Wisconsin Health and EFA Revenue -
 St. John's Home of Milwaukee and
 Sunrise Care Center, Inc. Obligated
 Group Project, 5.625%, Due 12/15/22 (c)                  5,450,000    4,414,500
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $256,331,616)                            231,552,744
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    STRONG MUNICIPAL BOND FUND (continued)

                                                     Shares of
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Variable Rate Put Bonds 5.0%
Kentucky 0.9%
Kentucky EDFA Health System Revenue -
 Norton Healthcare, Inc. Project,
 Zero %, Due 10/01/11 (Rate Reset
 Effective 10/01/05)                                $  3,000,000   $  2,332,500

Mississippi 1.5%
Jackson, Mississippi Housing Authority
 MFHR - Elton Park Apartments Project,
 5.40%, Due 4/01/39 (Mandatory Put
 at $100 on 4/01/19)                                   4,000,000      3,840,000

New Hampshire 0.4%
New Hampshire Business Finance Authority
 PCR Refunding - United Illuminating
 Company Project, 4.55%, Due 7/01/27
 (Mandatory Put at $100 on 2/01/04)                    1,000,000        981,250

Pennsylvania 1.1%
Beaver County, Pennsylvania IDA PCR
 Refunding - Ohio Edison Company Project,
 4.65%, Due 6/01/33 (Mandatory Put at
 $100 on 6/01/04)                                      3,000,000      2,928,750

Texas 1.1%
Dallas-Fort Worth, Texas International
 Airport Facility Improvement Corporation
 Revenue Refunding - American Airlines, Inc.
 Project, 5.95%, Due 5/01/29 (Mandatory
 Put at $100 on 11/01/03)                              3,000,000      3,037,500
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $13,026,839)                     13,120,000
--------------------------------------------------------------------------------
Short-Term Investments (a) 5.9%
Monthly Variable Rate Put Bonds 0.6%
New Mexico
New Mexico Hospital Equipment Loan Council
 Hospital Revenue - Presbyterian Health Care
 Services Project, 5.83%, Due 11/07/00                 1,500,000      1,500,000

Municipal Funds 5.3%
Multiple States
Blackrock Insured Municipal 2008 Term Trust              147,000      2,131,500
Nuveen Insured Premium Income
 Municipal Fund                                          165,000      1,856,250
Strong Municipal Money Market Fund (d)                 9,700,000      9,700,000
                                                                     ----------
Total Municipal Funds                                                13,687,750
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $15,202,052)                      15,187,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $284,560,507) 100.2%          259,860,494
Other Assets and Liabilities, Net (0.2%)                               (455,010)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $259,405,484
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                      Underlying
                                         Expiration   Face Amount    Unrealized
                                            Date       at Value     Depreciation
--------------------------------------------------------------------------------
Sold:
123 Municipal Bond Futures                 12/00     $12,246,188    $    41,188

--------------------------------------------------------------------------------
                    STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                     Shares of
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 56.5%
Alabama 0.6%
Alabama 21st Century Authority Tobacco
 Settlement Revenue:
 5.25%, Due 12/01/03                                 $ 1,000,000    $ 1,008,750
 5.25%, Due 12/01/04                                   1,000,000      1,007,500
                                                                    -----------
                                                                      2,016,250

American Samoa 0.3%
Territory of American Samoa GO
 Refunding, 5.50%, Due 9/01/02                         1,010,000      1,018,838

Arizona 0.2%
Maricopa County, Arizona IDA MFHR -
 Mercy Bond Properties Arizona I-A,
 5.20%, Due 1/01/04                                      620,000        626,975

Colorado 3.4%
Castle Rock Ranch, Colorado Public
 Improvements Authority Public
 Facilities Revenue:
 5.70%, Due 12/01/06                                   1,000,000        998,750
 5.90%, Due 12/01/03                                   1,475,000      1,486,062
 6.10%, Due 12/01/05                                   2,780,000      2,828,650
Eaglebend, Colorado Affordable Housing
 Corporation MFHR Refunding,
 5.45%, Due 7/01/02                                      595,000        593,513
Meridian, Colorado Metropolitan District GO,
 7.00%, Due 12/01/01                                   1,250,000      1,279,675
Metropolitan Football Stadium District of
 Colorado Sales Tax Revenue,
 Zero %, Due 1/01/06                                   3,485,000      2,713,944
Montrose County, Colorado COP,
 6.10%, Due 6/15/02                                    1,000,000      1,015,000
                                                                    -----------
                                                                     10,915,594
District of Columbia 1.3%
District of Columbia GO Refunding,
 4.65%, Due 6/01/02                                    4,205,000      4,215,512

Florida 1.8%
Capital Projects Finance Authority Solid
 Waste Disposal Revenue Capital Projects
 Loan Program - Peerless Dade, Inc.
 Project, 7.50%, Due 11/01/18                          3,000,000      2,190,000
Miami Beach, Florida Redevelopment
 Agency Incremental Tax Revenue,
 9.125%, Due 12/01/04                                  3,390,000      3,474,750
                                                                    -----------
                                                                      5,664,750

Georgia 0.9%
Burke County, Georgia Development
 Authority PCR - Georgia Power Company
 Plant Project, 4.53%, Due 9/01/30
 (Mandatory Put at $100 on 3/01/02)                    3,000,000      3,003,750

Illinois 5.0%
Chicago, Illinois O'Hare International Airport
 Special Facility Revenue - United Airlines,
 Inc. Project, 8.85%, Due 5/01/18                      2,000,000      2,088,920
Chicago, Illinois Public Building Commerce
 Building Revenue, 5.75%, Due 12/01/18                 3,000,000      3,157,500
Illinois EFA Revenue - Lewis University Project,
 5.30%, Due 10/01/04                                   1,140,000      1,147,125
Illinois Health Facilities Authority Revenue,
 6.724%, Due 6/19/15 (Pre-Refunding at
 $102 on 6/07/02)                                      4,000,000      4,200,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)


                                                          Shares or
                                                          Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Illinois Health Facilities Authority Revenue -
  Covenant Retirement Communities Project,
  7.60%, Due 12/01/12                                  $    750,000  $   790,313
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Lease Purchase
  Revenue, 6.07%, Due 6/21/05                             2,500,000    2,553,125
Naperville, Illinois Dupage County and Will
  County, EDR Refunding - Illinois Hospital
  and Health Systems Association Project,
  5.70%, Due 5/01/04                                      1,880,000    1,898,800
                                                                      ----------
                                                                      15,835,783

Kentucky 3.5%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Delta Airlines,
  Inc. Project, 6.75%, Due 2/01/02                        2,000,000    2,030,000
Logan and Todd Counties, Kentucky
  Regional Water Commission BAN
  Revenue, 5.50%, Due 8/01/03                             6,000,000    6,015,000
Pendleton County, Kentucky Multi-County
  Lease Revenue - Kentucky Association of
  Counties Leasing Trust Program,
  6.50%, Due 3/01/19                                      3,000,000    3,123,750
                                                                      ----------
                                                                      11,168,750

Louisiana 0.6%
Louisiana Local Government Environment
  Facilities Community Development
  Authority Revenue - Public Projects
  Construction Notes, 5.25%, Due 2/15/02                  2,000,000    2,015,000

Maine 0.9%
Maine Finance Authority Electric Rate
  Stabilization Revenue Refunding -
  Penobscot Energy Recovery
  Company LP Project, 5.20%, Due 7/01/18                  2,900,000    2,889,125

Massachusetts 4.8%
Massachusetts Education Loan Authority
  Education Loan Revenue,
  7.45%, Due 1/01/02                                        695,000      697,224
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research Project,
  4.595%, Due 10/15/03                                    5,503,421    5,524,059
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                            2,000,000    2,040,000
Massachusetts Industrial Finance Agency
  Revenue Refunding - Emerson College
  Issue, 8.50%, Due 1/01/03                               2,500,000    2,606,250
Massachusetts Industrial Finance Agency
  Water Treatment Revenue -
  Massachusetts-American Hingham
  Project, 6.25%, Due 12/01/10                            4,190,000    4,420,450
                                                                      ----------
                                                                      15,287,983

Michigan 1.5%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  5.75%, Due 7/01/03                                      2,355,000    2,331,450
  6.00%, Due 7/01/04                                      1,005,000    1,001,231
  6.00%, Due 7/01/05                                        510,000      506,175
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                             1,050,000    1,009,312
                                                                      ----------
                                                                       4,848,168

Minnesota 3.0%
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project,
  5.70%, Due 11/15/02                                  $  1,740,000  $ 1,703,025
St. Paul, Minnesota Housing and
  Redevelopment  Authority Hospital Revenue -
  HealthEast Project, 6.625%, Due 11/01/17                5,000,000    4,381,250
Woodbury, Minnesota Lease Revenue -
  Minnesota Math and Science Academy
  Project, 5.50%, Due 11/01/28
  (Mandatory Put at $100 on 5/01/02)                      3,555,000    3,523,894
                                                                      ----------
                                                                       9,608,169

Mississippi 0.7%
Mississippi Hospital Equipment and Facilities
  Authority Hospital Revenue - Magnolia
  Hospital Project, 7.375%, Due 10/01/21                  2,000,000    2,090,900

Missouri 2.6%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.30%, Due 10/01/06                            1,790,000    1,848,175
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/04                                      1,000,000    1,015,000
  6.00%, Due 1/01/06                                      2,250,000    2,289,375
  6.25%, Due 1/01/02                                      1,440,000    1,456,200
  6.25%, Due 1/01/03                                      1,500,000    1,526,250
                                                                      ----------
                                                                       8,135,000

Nebraska 1.2%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency
  Project, 4.375%, Due 6/01/10                            4,205,000    3,779,244

Nevada 0.9%
Nevada Housing Division SFMR,
  5.20%, Due 4/01/30                                      1,440,000    1,441,800
Reno-Sparks, Nevada Convention and
  Visitors Authority Limited Obligation

  Refunding, 6.40%, Due 11/01/03                          1,530,000    1,556,775
                                                                      ----------
                                                                       2,998,575

New Hampshire 0.1%
New Hampshire IDA Industrial Facilities
  Revenue - Permattach Tool Project,
  7.70%, Due 12/01/01                                       225,000      225,520

New Jersey 0.3%
West Milford Township, New Jersey
  Municipal Utilities Authority Revenue,
  5.125%, Due 12/01/01                                    1,000,000    1,003,230

New York 0.6%
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue,
  4.70%, Due 12/01/03                                     1,165,000    1,162,088
New York Environmental Facilities
  Corporation State Water Revolving Fund
  PCR - Pilgrim State Sewage Treatment
  Project, 5.625%, Due 3/15/04                              800,000      827,000
                                                                      ----------
                                                                       1,989,088

North Carolina 1.1%
North Carolina Housing Finance Agency
  Home Ownership Revenue,
  4.55%, Due 1/01/24                                      3,575,000    3,494,562

--------------------------------------------------------------------------------
               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
Ohio 3.0%
Akron, Ohio COP - Akron Municipal
   Baseball Stadium Project:
   Zero %, Due 12/01/01                           $  1,000,000   $    950,160
   Zero %, Due 12/01/02                              1,240,000      1,184,200
Cleveland, Ohio City School District Energy
   Conservation Improvement GO:
   6.53%, Due 3/15/02                                  740,000        756,650
   6.53%, Due 9/15/02                                  760,000        783,750
   6.53%, Due 3/15/03                                  785,000        814,438
   6.53%, Due 9/15/03                                  815,000        851,675
   6.53%, Due 3/15/04                                  840,000        882,000
   6.53%, Due 9/15/04                                  865,000        914,737
Montgomery County, Ohio Health Care
   Facilities Revenue Refunding - Friendship
   Village of Dayton Project, 5.15%, Due 2/01/03     1,370,000      1,332,325
Montgomery County, Ohio Health Care
   Facilities Revenue Refunding EXTRAS -
   Friendship Village of Dayton Project, 5.375%,
   Due 2/01/22 (Putable at $100 on 2/01/03)          1,050,000      1,026,375
                                                                 ------------
                                                                    9,496,310


Pennsylvania 7.2%
Pennsylvania Higher EFA Health Services
   Revenue - University of Pennsylvania
   Project, 5.125%, Due 1/01/02                      2,060,000      2,062,575
Pennsylvania Housing Finance Agency
   SFMR, 4.50%, Due 4/01/28                          6,520,000      6,373,300
Philadelphia, Pennsylvania Municipal Authority
   Revenue Refunding, 6.00%, Due 7/15/03             1,140,000      1,159,950
Southern Chester County, Pennsylvania Health
   and Higher Education Authority Mortgage
   Revenue - Jenner's Pond Retirement
   Community Project, 5.15%, Due 11/01/03:
   Series 1998                                       7,500,000      7,209,375
   Series 1999                                       4,500,000      4,325,625
Washington County, Pennsylvania Hospital
   Authority Revenue - Canonsburg General
   Hospital Project, 7.35%, Due 6/01/13
   (Pre-Refunding at $102 on 6/01/03)                1,705,000      1,822,219
                                                                 ------------
                                                                   22,953,044

Puerto Rico 0.7%
Commonwealth of Puerto Rico Tax-Exempt
   Lease Certificates, 5.10%, Due 4/01/04            2,108,380      2,142,641

Rhode Island 0.7%
Rhode Island EDC Revenue - Providence
   Place Mall Project:
   5.25%, Due 7/01/02                                1,140,000      1,148,550
   5.35%, Due 7/01/03                                1,200,000      1,213,500
                                                                 ------------
                                                                    2,362,050

South Dakota 0.4%
South Dakota EDFA EDR Refunding Pooled
   Loan Program - Technical Ordinance
   Project, 5.75%, Due 4/01/07                       1,230,000      1,273,050

Tennessee 0.7%
Municipal Energy Acquisition Corporation
   Gas Revenue, 5.00%, Due 3/01/03                   1,000,000        998,750
Tennessee Housing Development Agency -
   Homeownership Program Project,
   Zero %, Due 7/01/05                               1,585,000      1,268,000
                                                                 ------------
                                                                    2,266,750

Texas 6.1%
Brazos, Texas Higher Education Authority,
   Inc. Student Loan Revenue Refunding,
   5.95%, Due 6/01/02                                3,005,000      3,061,344

Falcons Lair, Texas Utility and Reclamation
   District COP, 7.10%, Due 10/15/06              $  5,855,000   $  5,569,569
Harris County, Texas HFC MFHR - Bryant
   Development Project, 7.125%, Due 9/01/05            464,629        469,856
Laguna Madre, Texas Water District Capital
   Appreciation Refunding:
   Zero %, Due 6/01/02                               1,240,000      1,153,200
   Zero %, Due 6/01/03                               1,130,000      1,001,462
   Zero %, Due 6/01/04                               1,175,000        992,875
Lancaster, Texas HFC MFHR - Intervest-
   Lancaster Project:
   6.30%, Due 6/15/04                                2,925,000      2,935,969
   6.956%, Due 6/15/04                                 377,812        379,229
Odessa, Texas Housing Authority MFMR -
   Section 8 Assisted Project:
   5.875%, Due 10/01/03                                750,000        750,937
   6.375%, Due 10/01/11                              2,735,000      2,731,581
Robstown, Texas Certificates of Obligation:
   7.75%, Due 10/01/12                                  55,000         56,925
   7.75%, Due 10/01/12 (Pre-Refunding at
   $100 on 10/01/02)                                   410,000        429,987
                                                                 ------------
                                                                   19,532,934

Washington 1.2%
Walla Walla, Washington Housing Authority
   Revenue - Wilbur Manor Project,
   6.25%, Due 12/01/11                               1,365,000      1,337,700
Washington Public Power Supply System
   Revenue Refunding - Nuclear Project
   Number 3, 7.375%, Due 7/01/04                     2,300,000      2,348,875
                                                                 ------------
                                                                    3,686,575

Wisconsin 1.2%
Menomonee Falls, Wisconsin BAN,
   4.875%, Due 7/01/02                               2,750,000      2,755,225
Wisconsin Housing and EDA Home
   Ownership Revenue, 4.55%, Due 3/01/23             1,000,000        960,000
                                                                 ------------
                                                                    3,715,225
-----------------------------------------------------------------------------
Total Municipal Bonds (Cost $181,652,569)                         180,259,345
-----------------------------------------------------------------------------
Variable Rate Put Bonds 16.0%

Arizona 1.8%
Scottsdale, Arizona IDA First Mortgage Revenue
   Refunding - Westminster Village, Inc. Project:
   5.25%, Due 6/01/16 (Putable at $100
   and Rate Reset Effective 6/01/04)                 3,300,000      3,184,500
   6.00%, Due 6/01/17 (Putable at $100
   and Rate Reset Effective 12/01/03)                2,700,000      2,676,375
                                                                 ------------
                                                                    5,860,875

Connecticut 1.3%
Connecticut IDA - The Olympic Hotel
   Corporation Project, 7.65%, Due 8/01/03           1,287,633      1,276,366
Stamford, Connecticut Housing Authority
   MFHR - Fairfield Apartments Project,
   4.75%, Due 12/01/28 (Mandatory
   Put at $100 on 12/01/08)                          3,000,000      2,790,000
                                                                 ------------
                                                                    4,066,366

Georgia 1.8%
Atlanta, Georgia Urban Residential Finance
   Authority MFHR Refunding - Ford
   Factory Square Apartments Project,
   6.00%, Due 12/01/30 (Mandatory
   Put at $100 on 12/01/02)                          5,655,000      5,655,000

Massachusetts 1.1%
Massachusetts Development Finance Agency
   First Mortgage Revenue - LaSell Village
   Project, 5.625%, Due 12/01/28 (Putable at
   $100 and Rate Reset Effective 12/01/03)           3,500,000      3,381,875

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Mississippi 0.7%
Moss Point, Mississippi Redevelopment
   Authority Urban Development Revenue -
   Jackson County Motel Project,
   5.50%, Due 8/01/05                               $ 2,190,000   $ 2,189,869

Missouri 0.4%
St. Louis County, Missouri IDA MFHR
   Refunding - Heatherbrook Gardens Project,
   5.10%, Due 3/01/05 (Mandatory Put
   at $100 on 3/01/02)                                1,235,000     1,236,544

Montana 1.9%
Forsyth, Montana PCR Refunding -
   Portland General Electric Company Project:
   4.60%, Due 5/01/33 (Mandatory Put at
   $100 on 5/01/03)                                   5,000,000     4,943,750
   4.75%, Due 5/01/33 (Mandatory Put at
   $100 on 5/01/03)                                   1,000,000       988,750
                                                                  -----------
                                                                    5,932,500

New Hampshire 0.6%
New Hampshire Business Finance Authority
   PCR Refunding - United Illuminating
   Company Project, 4.55%, Due 7/01/27
   (Mandatory Put at $100 on 2/01/04)                 2,000,000     1,962,500

Ohio 0.8%
Perry County, Ohio Nursing Facilities
   Revenue Refunding - New Lexington
   Health Care Project, 6.50%, Due 9/01/10
   (Mandatory Put at $100 on 9/01/03)                 2,420,000     2,445,724

Pennsylvania 0.6%
Beaver County, Pennsylvania IDA PCR
   Refunding - Ohio Edison Company
   Project, 4.65%, Due 6/01/33 (Mandatory
   Put at $100 on 6/01/04)                            2,100,000     2,050,125

South Carolina 0.7%
South Carolina Jobs EDA EDR Refunding
   EXTRAS - Westminster Presbyterian Center,
   Inc. Project, 5.20%, Due 11/15/28 (Putable
   at $100 and Rate Reset Effective 11/15/03)         2,455,000     2,372,144

Texas 4.3%
Bexar County, Texas HFC MFHR - Park Ridge
   Apartments Project, 5.50%, Due 5/01/35
   (Mandatory Put at $100 on 5/01/03)                 4,775,000     4,727,250
Brazos River Authority Revenue Refunding -
   Reliant Energy, Inc. Project, 5.20%, Due
   12/01/18 (Mandatory Put at $100 on 12/01/02)       4,000,000     4,005,000
Dallas-Fort Worth, Texas International Airport
   Facility Improvement Corporation Revenue
   Refunding - American Airlines, Inc. Project,
   5.95%, Due 5/01/29 (Mandatory Put at
   $100 on 11/01/03)                                  5,000,000     5,062,500
                                                                  -----------
                                                                   13,794,750
-----------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $51,063,888)                   50,948,272
-----------------------------------------------------------------------------

Short-Term Investments (a) 26.2%
Municipal Bonds 10.9%
Colorado 1.0%
Denver, Colorado City and County Airport
   Revenue, 8.50%, Due 11/15/23 (Pre-Refunding
   at $102 on 11/15/00)                               3,000,000     3,063,720

Georgia 0.3%
Athens-Clarke County, Georgia Residential
   Care Facilities for the Elderly Authority
   Revenue - Wesley Woods of Athens, Inc.
   Project, 5.30%, Due 10/01/01                     $ 1,000,000   $   991,910

Illinois 0.2%
Illinois DFA Solid Waste Disposal Revenue -
   Waste Management, Inc. Project,
   7.125%, Due 1/01/01                                  640,000       641,338

Iowa 0.2%
Iowa Finance Authority Mortgage Revenue
   Refunding - Friendship Village Project,
   4.95%, Due 11/01/00                                  650,000       650,000

Kansas 1.1%
Kansas State Independent College Finance
   Authority RAN:
   Benedictine College Project,
   5.75%, Due 6/01/01                                 1,200,000     1,208,268
   Mid America Nazarene University Project,
   5.75%, Due 6/01/01                                 1,400,000     1,409,646
   Southwestern College Project,
   6.00%, Due 6/01/01                                   800,000       806,624
                                                                  -----------
                                                                    3,424,538

Michigan 0.4%
Lakeville, Michigan Community School District
   State Aid Notes, 5.50%, Due 6/29/01                1,391,000     1,400,932

Nebraska 0.2%
American Public Energy Agency Gas Supply
   Revenue - Nebraska Public Gas Agency
   Project, 3.60%, Due 6/01/01                          500,000       494,300

New Jersey 1.0%
Jersey City, New Jersey Municipal Utilities
   Authority Project Notes, 5.65%, Due 7/27/01        3,000,000     3,008,970
New Jersey Health Care Facilities Finance
   Authority Revenue - Southern Ocean County
   Hospital Project, 5.75%, Due 7/01/01                 300,000       300,069
                                                                  -----------
                                                                    3,309,039

New York 2.3%
Albany, New York Housing Authority - Tax
   Credit - Lark Drive Association,
   5.25%, Due 6/01/01                                 3,300,000     3,312,375
Buffalo, New York RAN, 5.25%, Due 5/31/01             1,000,000     1,001,730
Schenectady, New York City School District
   BAN, 5.50%, Due 6/29/01                            3,000,000     3,008,100
                                                                  -----------
                                                                    7,322,205

Ohio 1.4%
American Municipal Power-Ohio, Inc. BAN:
   Grafton Village Project, 5.40%, Due 6/21/01        1,500,000     1,507,020
   Montpelier Village Project, 5.15%, Due 7/13/01     1,300,000     1,304,173
Cleveland, Ohio City School District Energy
   Conservation Improvement GO:
   6.53%, Due 3/15/01                                   690,000       694,754
   6.53%, Due 9/15/01                                   715,000       726,390
Wood County, Ohio IDR - Abbey Etna Machine
   Company Project, 7.625%, Due 7/01/01                 140,000       140,735
                                                                  -----------
                                                                    4,373,072

Pennsylvania 0.2%
Horizon Hospital System Authority Hospital
   Revenue, 5.40%, Due 5/15/01                          585,000       584,585

--------------------------------------------------------------------------------
               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------
Texas 0.5%
Hidalgo County, Texas Health Services
 Corporation Hospital Revenue - Mission
 Hospital, Inc. Project, 5.75%, Due 8/15/01         $    480,000    $    480,134
Laguna Madre, Texas Water District Capital
 Appreciation Refunding, Zero %, Due 6/01/01           1,265,000       1,232,616
                                                                    ------------
                                                                       1,712,750

Utah 1.5%
Eagle Mountain, Utah Water and Sewer
 Revenue BAN, 5.375%, Due 9/01/01                      4,910,000       4,894,484

Wisconsin 0.6%
Wittenberg-Birnamwood, Wisconsin School
 District TRAN, 4.90%, Due 8/24/01                     2,000,000       1,998,300
                                                                    ------------
Total Municipal Bonds                                                 34,861,173

Variable Rate Put Bonds 7.2%
Alabama 1.9%
Selma, Alabama IDB PCR - International
 Paper Company Project:
 5.50%, Due 7/15/06 (Putable at $100
 and Rate Reset Effective on 7/15/01)                    800,000         800,424
 5.50%, Due 7/15/08 (Putable at $100
 and Rate Reset Effective on 7/15/01)                  5,150,000       5,152,729
                                                                    ------------
                                                                       5,953,153
Florida 1.4%
Miami Beach, Florida Health Facilities
 Authority Hospital Revenue - Mount Sinai
 Medical Center Project, 7.08%, Due 8/15/01            4,500,000       4,500,000

Ohio 0.6%
Ohio Air Quality Development Authority
 Revenue Refunding - Ohio Edison Company
 Project, 4.25%, Due 6/01/33 (Mandatory
 Put at $100 on 6/01/01)                               2,000,000       1,990,940

Texas 2.4%
Farmers Branch, Texas IDC IDR - Thermalloy,
 Inc. Project, 7.03%, Due 4/24/01                        235,000         235,000
Northwest Trails Apartment Trust Pass-Thru
 Certificates, 5.25%, Due 4/01/13
 (Putable at $100 on 10/01/01)                         7,355,000       7,323,300
                                                                    ------------
                                                                       7,558,300
Virginia 0.9%
James City County, Virginia IDA Residential
 Care Facility First Mortgage Revenue -
 Williamsburg Landing, Inc. Project, 5.75%,
 Due 3/01/26 (Putable at $100 and Rate
 Reset Effective 9/01/01)                              3,000,000       2,999,910
                                                                    ------------
Total Variable Rate Put Bonds                                         23,002,303

Annual Variable Rate Put Bonds 2.4%
Illinois 1.2%
Peoria County, Illinois Congregate Care
 Revenue - St. Francis Woods Project,
 6.55%, Due 4/01/01                                    3,760,000       3,759,173

Missouri 1.2%
Jackson County, Missouri IDA MFHR -
 Pine Valley Apartments Project,
 6.55%, Due 3/01/01                                    3,765,000       3,765,000
                                                                    ------------
Total Annual Variable Rate Put Bonds                                   7,524,173

Monthly  Variable Rate Put Bonds 1.4%
New Mexico
New Mexico State Hospital Equipment Loan
 Council Hospital Revenue - Presbyterian
 Health Care Services Project,
 5.83%, Due 11/02/00                                $  4,500,000    $  4,500,000

Daily Variable Rate Put Bonds 3.1%
District of Columbia 1.6%
District of Columbia Revenue - Medlantic
 Project, 5.60%, Due 11/01/00                          5,000,000       5,000,000

Illinois 1.5%
Illinois DFA Revenue - Provena Health
 Project, 5.85%, Due 11/01/00                          5,000,000       5,000,000
                                                                    ------------
Total Daily Variable Rate Put Bonds                                   10,000,000

Municipal Money Market Funds 1.2%
Multiple States
Strong Municipal Money Market Fund (d)                 3,700,000       3,700,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $83,505,786)                       83,587,649
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $316,222,243)
 98.7%                                                               314,795,266
Other Assets and Liabilities, Net 1.3%                                 4,037,923
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $318,833,189
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security is pledged or segregated as collateral on open futures contracts or when-issued securities.
(d)  Affiliated issuer (see Note 8 of Notes to Financial Statements).

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------
ABBREVIATIONS
-------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes


26


                       See Notes to Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------
October 31, 2000



                                                                            (In Thousands, Except As Noted)

                                                                                                Strong Short-Term
                                                                           Strong High-Yield       High Yield
                                                                          Municipal Bond Fund    Municipal Fund
                                                                          -------------------    ---------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $460,012 and $138,520, respectively)            $    404,037    $    132,956
    Affiliated Issuers (Cost of $7,650 and $300, respectively)                           7,650             300
  Receivable for Securities Sold                                                         1,219             204
  Receivable for Fund Shares Sold                                                           23              73
  Interest Receivable                                                                    7,886           2,786
  Variation Margin Receivable                                                               70              14
  Other Assets                                                                              56             255
                                                                                  ------------    ------------
  Total Assets                                                                         420,941         136,588

Liabilities:
  Payable for Securities Purchased                                                       1,984           2,617
  Payable for Fund Shares Redeemed                                                         100               4
  Dividends Payable                                                                      2,257             552
  Accrued Operating Expenses and Other Liabilities                                          54              23
                                                                                  ------------    ------------
  Total Liabilities                                                                      4,395           3,196
                                                                                  ------------    ------------
Net Assets                                                                        $    416,546    $    133,392
                                                                                  ============    ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                   $    495,127    $    142,320
  Accumulated Net Realized Loss                                                        (22,463)         (3,334)
  Net Unrealized Depreciation                                                          (56,118)         (5,594)
                                                                                  ------------    ------------
  Net Assets                                                                      $    416,546    $    133,392
                                                                                  ============    ============

Investor Class ($ and shares in full)
  Net Assets                                                                      $416,531,416    $133,377,080
  Capital Shares Outstanding (Unlimited Number Authorized)                           7,584,596      13,927,845

Net Asset Value Per Share                                                         $       8.75    $       9.58
                                                                                  ============    ============

Advisor Class ($ and shares in full)
  Net Assets                                                                      $     14,723    $     14,911
  Capital Shares Outstanding (Unlimited Number Authorized)                               1,682           1,558

Net Asset Value Per Share                                                         $       8.76    $       9.57
                                                                                  ============    ============

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
October 31, 2000

                                                                                  (In Thousands, Except As Noted)

                                                                               Strong Municipal      Strong Short-Term
                                                                                   Bond Fund        Municipal Bond Fund
                                                                               ----------------     -------------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $274,861 and $312,522, respectively)          $    250,160           $    311,095
    Affiliated Issuers (Cost of $9,700 and $3,700, respectively)                       9,700                  3,700
  Receivable for Securities Sold                                                       2,525                     --
  Receivable for Fund Shares Sold                                                         --                    225
  Interest and Dividends Receivable                                                    5,153                  5,067
  Variation Margin Receivable                                                             46                     --
  Other Assets                                                                           164                    117
                                                                                    --------               --------
  Total Assets                                                                       267,748                320,204

Liabilities:
  Payable for Securities Purchased                                                     7,137                     --
  Payable for Fund Shares Redeemed                                                        20                     66
  Dividends Payable                                                                    1,136                  1,271
  Accrued Operating Expenses and Other Liabilities                                        50                     34
                                                                                    --------               --------
  Total Liabilities                                                                    8,343                  1,371
                                                                                    --------               --------
Net Assets                                                                      $    259,405           $    318,833
                                                                                    ========               ========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                 $    322,419           $    336,209
  Accumulated Net Realized Loss                                                      (38,273)               (15,949)
  Net Unrealized Depreciation                                                        (24,741)                (1,427)
                                                                                    --------               --------
  Net Assets                                                                    $    259,405           $    318,833
                                                                                    ========               ========

Investor Class ($ and shares in full)
  Net Assets                                                                    $259,375,833           $316,963,043
  Capital Shares Outstanding (Unlimited Number Authorized)                        30,216,256             32,931,964

Net Asset Value Per Share                                                       $       8.58           $       9.62
                                                                                       =====                  =====

Institutional Class ($ and shares in full)
  Net Assets                                                                    $     14,750           $    687,858
  Capital Shares Outstanding (Unlimited Number Authorized)                             1,718                 71,439

Net Asset Value Per Share                                                       $       8.58           $       9.63
                                                                                       =====                  =====

Advisor Class ($ and shares in full)
  Net Assets                                                                         $14,901             $1,182,288
  Capital Shares Outstanding (Unlimited Number Authorized)                             1,736                122,829

Net Asset Value Per Share                                                              $8.58                  $9.63
                                                                                       =====                  =====

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                              Strong High-Yield Municipal         Strong Short-Term High Yield
                                                                        Bond Fund                        Municipal Fund
                                                         -----------------------------------   ----------------------------------
                                                            Period Ended        Year Ended       Period Ended       Year Ended
                                                         October 31, 2000    August 31, 2000   October 31, 2000   August 31, 2000
                                                         ----------------    ---------------   ----------------   ---------------
                                                             (Note 1)                             (Note 1)
Income:
  Interest                                                   $  5,113            $ 35,233         $  1,310          $  7,982
  Dividends - Affiliated Issuers                                   46                 458               21               134
                                                              -------             -------         --------          --------
  Total Income                                                  5,159              35,691            1,331             8,116

Expenses:
  Investment Advisory Fees                                        248               2,371               78               659
  Administrative Fees - Investor Class                            181                 562               58               156
  Custodian Fees                                                    2                  20                1                 8
  Shareholder Servicing Costs - Investor Class                     63                 412               10                69
  Reports to Shareholders - Investor Class                          2                 107                2                18
  Transfer Agency Banking Charges - Investor Class                 --                  --               --                 4
  Federal and State Registration Fees                               5                  59               10                57
  Other                                                            16                 124                8                26
                                                              -------             -------         --------          --------
  Total Expenses before Waivers, Absorptions and
    Fees Paid Indirectly by Advisor                               517               3,655              167               997
  Voluntary Expense Waivers and Absorptions by Advisor             --                  --              (11)             (115)
  Fees Paid Indirectly by Advisor - Investor Class                 (2)                (13)              (1)               --
                                                              -------             -------         --------          --------
  Expenses, Net                                                   515               3,642              155               882
                                                              -------             -------         --------          --------
Net Investment Income                                           4,644              32,049            1,176             7,234

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
        Investments                                            (3,281)            (13,012)            (438)           (2,369)
        Futures Contracts                                          --                (652)               9              (381)
                                                              -------             -------         --------          --------
        Net Realized Loss                                      (3,281)            (13,664)            (429)           (2,750)
  Net Change in Unrealized Appreciation/Depreciation on:
        Investments                                            (4,332)            (38,406)             121            (3,277)
        Futures Contracts                                         (77)                364              (13)              152
                                                              -------             -------         --------          --------
  Net Change in Unrealized Appreciation/Depreciation           (4,409)            (38,042)             108            (3,125)
                                                              -------             -------         --------          --------
Net Loss on Investments                                        (7,690)            (51,706)            (321)           (5,875)
                                                              -------             -------         --------          --------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                  ($ 3,046)           ($19,657)        $    855          $  1,359
                                                              =======             =======         ========          ========

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                     (In Thousands)

                                                                  Strong Municipal               Strong Short-Term Municipal
                                                                      Bond Fund                           Bond Fund
                                                          ---------------------------------   ---------------------------------
                                                            Period Ended      Year Ended        Period Ended      Year Ended
                                                          October 31, 2000  August 31, 2000   October 31, 2000  August 31, 2000
                                                          ----------------  ---------------   ----------------  ---------------
                                                              (Note 1)                            (Note 1)
Income:
  Interest                                                     $ 2,570           $19,039           $ 2,847           $15,330
  Dividends - Unaffiliated Issuers                                  37                18                --                --
  Dividends - Affiliated Issuers                                    75               382                41               487
                                                               -------           -------           -------           -------
  Total Income                                                   2,682            19,439             2,888            15,817

Expenses:
  Investment Advisory Fees                                         148             1,428               127             1,050
  Administrative Fees - Investor Class                             112               350               130               353
  Administrative Fees - Advisor Class                               --                --                 1                 1
  Custodian Fees                                                     2                12                 3                13
  Shareholder Servicing Costs - Investor Class                      48               326                30               189
  Shareholder Servicing Costs - Advisor Class                       --                --                 1                 1
  Reports to Shareholders - Investor Class                          14                99                 6                55
  Transfer Agency Banking Charges - Investor Class                  --                --                 1                 8
  12b-1 Fees - Advisor Class                                        --                --                 1                 1
  Other                                                             16               107                17                80
                                                               -------           -------           -------           -------
  Total Expenses before Fees Paid Indirectly by Advisor            340             2,322               317             1,751
  Fees Paid Indirectly by Advisor - Investor Class                  --                (5)               --                --
                                                               -------           -------           -------           -------
  Expenses, Net                                                    340             2,317               317             1,751
                                                               -------           -------           -------           -------
Net Investment Income                                            2,342            17,122             2,571            14,066

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                   (478)           (8,807)              270              (744)
    Futures Contracts                                           (1,152)             (236)             (154)             (134)
                                                               -------           -------           -------           -------
    Net Realized Gain (Loss)                                    (1,630)           (9,043)              116              (878)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                 (5,692)          (12,331)             (670)           (2,844)
    Futures Contracts                                            1,194            (1,235)              155              (155)
                                                               -------           -------           -------           -------
    Net Change in Unrealized Appreciation/Depreciation          (4,498)          (13,566)             (515)           (2,999)
                                                               -------           -------           -------           -------
Net Loss on Investments                                         (6,128)          (22,609)             (399)           (3,877)
                                                               -------           -------           -------           -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    ($ 3,786)         ($ 5,487)          $ 2,172           $10,189
                                                               =======           =======           =======           =======

                      See Notes to Financial Statements.
30

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               (In Thousands)

                                                  Strong High-Yield Municipal                    Strong Short-Term High Yield
                                                           Bond Fund                                    Municipal Fund
                                         --------------------------------------------    -------------------------------------------
                                          Period Ended    Year Ended     Year Ended       Period Ended    Year Ended     Year Ended
                                         Oct. 31, 2000   Aug. 31, 2000  Aug. 31, 1999    Oct. 31, 2000  Aug. 31, 2000  Aug. 31, 1999
                                         -------------   -------------  -------------    -------------  -------------  -------------
                                           (Note 1)                                        (Note 1)
Operations:
 Net Investment Income                      $   4,644      $  32,049      $  38,005        $   1,176       $   7,234     $   7,483
 Net Realized Loss                             (3,281)       (13,664)        (3,099)            (429)         (2,750)          (73)
 Net Change in Unrealized
   Appreciation/Depreciation                   (4,409)       (38,042)       (42,223)             108          (3,125)       (3,120)
                                            ---------      ---------      ---------        ---------       ---------     ---------
 Net Increase (Decrease) in Net Assets
         Resulting from Operations             (3,046)       (19,657)        (7,317)             855           1,359         4,290
Distributions:
 From Net Investment Income - Investor
   Class                                       (4,651)       (32,049)       (38,005)          (1,176)         (7,234)       (7,483)
 From Net Realized Gains - Investor
   Class                                           --             --         (3,100)              --              --            --
                                            ---------      ---------      ---------        ---------       ---------     ---------
 Total Distributions                           (4,651)       (32,049)       (41,105)          (1,176)         (7,234)       (7,483)
Capital Share Transactions (Note 6):
 Net Increase (Decrease) in Net Assets
   from Capital Share Transactions            (14,476)      (144,953)        16,534           (6,701)        (35,408)       84,253
                                            ---------      ---------      ---------        ---------       ---------     ---------
Total Increase (Decrease) in Net Assets       (22,173)      (196,659)       (31,888)          (7,022)        (41,283)       81,060

Net Assets:
 Beginning of Period                          438,719        635,378        667,266          140,414         181,697       100,637
                                            ---------      ---------      ---------        ---------       ---------     ---------
 End of Period                              $ 416,546      $ 438,719      $ 635,378        $ 133,392       $ 140,414     $ 181,697
                                            =========      =========      =========        =========       =========     =========


                                                   Strong Municipal Bond Fund               Strong Short-Term Municipal Bond Fund
                                         --------------------------------------------    -------------------------------------------
                                          Period Ended    Year Ended     Year Ended       Period Ended   Year Ended     Year Ended
                                         Oct. 31, 2000   Aug. 31, 2000  Aug. 31, 1999    Oct. 31, 2000  Aug. 31, 2000  Aug. 31, 1999
                                         -------------   -------------  -------------    -------------  -------------  -------------
                                            (Note 1)                                        (Note 1)
Operations:
  Net Investment Income                     $   2,342      $  17,122      $  19,010        $   2,571       $  14,066     $  13,391
  Net Realized Gain (Loss)                     (1,630)        (9,043)         1,016              116            (878)       (2,632)
  Net Change in Unrealized
    Appreciation/Depreciation                  (4,498)       (13,566)       (25,676)            (515)         (2,999)       (4,117)
                                             --------       --------       --------         --------        --------      --------
Net Increase (Decrease) in Net
    Assets Resulting from Operations           (3,786)        (5,487)        (5,650)           2,172          10,189         6,642
Distributions:
  From Net Investment Income:
    Investor Class                             (2,342)       (17,122)       (19,010)          (2,550)        (14,046)      (13,391)
    Institutional Class                            --             --             --               (2)             --            --
    Advisor Class                                  --             --             --              (21)            (22)           --
                                             --------       --------       --------         --------        --------      --------
  Total Distributions                          (2,342)       (17,122)       (19,010)          (2,573)        (14,068)      (13,391)
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions            (8,148)       (73,922)       107,958            8,921         (10,547)      120,693
                                             --------       --------       --------         --------        --------      --------
Total Increase (Decrease) in Net Assets       (14,276)       (96,531)        83,298            8,520         (14,426)      113,944

Net Assets:
 Beginning of Period                          273,681        370,212        286,914          310,313         324,739       210,795
                                             --------       --------       --------         --------        --------      --------
 End of Period                               $259,405       $273,681       $370,212         $318,833        $310,313      $324,739
                                             ========       ========       ========         ========        ========      ========

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong High-Yield Municipal Bond Fund, Inc./(1)/
     - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc./(1)/)
     - Strong Municipal Bond Fund, Inc./(1)/
     - Strong Short-Term Municipal Bond Fund, Inc./(1)/
       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     During 2000, the Board of Directors of the Funds approved changing the Funds' fiscal year-end from August 31st to October 31st. Accordingly, the activity of the Funds are presented for the period from September 1, 2000 to October 31, 2000.

     Effective March 1, 2000, the Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund have issued two classes of shares: Investor Class and Advisor Class. Shares held prior to March 1, 2000 were designated as Investor Class shares. Effective August 1, 2000, the Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund have issued an additional class of shares: Institutional Class. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund principally invest in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

          The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at October 31, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

--------------------------------------------------------------------------------

          Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Expense Offset Arrangements -- Certain Funds may pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Funds that maintain compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the period ended October 31, 2000 and for the year ended August 31, 2000, there were no amounts paid through expense offset arrangements of the Funds.

     (H) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                Administrative    Administrative     Administrative
                                                                                    Fees -            Fees -             Fees -
                                               Advisory Fees    Advisory Fees   Investor Class  Institutional Class  Advisor Class
                                               Sept. 1, 1999-   Mar. 1, 2000-   Mar. 1, 2000-      Aug. 1, 2000-     Mar. 1, 2000-
                                               Feb. 29, 2000    Oct. 31, 2000   Oct. 31, 2000      Oct. 31, 2000     Oct. 31, 2000
                                               -------------    -------------   -------------   -------------------  --------------
Strong High-Yield Municipal Bond Fund               0.60%           0.35%           0.25%              *                 0.25%
Strong Short-Term High Yield Municipal Fund         0.60%           0.35%           0.25%              *                 0.25%
Strong Municipal Bond Fund                          0.60%           0.35%           0.25%              0.02%             0.25%
Strong Short-Term Municipal Bond Fund               0.50%           0.25%           0.25%              0.02%             0.25%

       * The Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund do not offer Institutional Class shares.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are

--------------------------------------------------------------------------------
October 31, 2000

     reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the period ended October 31, 2000, 12b-1 fees incurred by Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund were $6, $6, $6 and $1,077, respectively. For the year ended August 31, 2000, 12b-1 fees incurred by Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund were $19, $18, $19 and $1,190, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, is as follows:

                                                                                         Period Ended October 31, 2000
                                                                            --------------------------------------------------------
                                                                            Shareholder Servicing     Transfer Agency   Unaffiliated
                                                     Payable to Advisor at   and Other Expenses          Banking         Directors'
                                                        October 31, 2000       Paid to Advisor       Charges/(Credits)      Fees
                                                     ---------------------  ---------------------    -----------------  ------------
     Strong High-Yield Municipal Bond Fund                   $29,651              $62,744                ($1,847)            --
     Strong Short-Term High Yield Municipal Fund               9,394               10,486                   (510)            --
     Strong Municipal Bond Fund                               24,365               47,893                   (232)            --
     Strong Short-Term Municipal Bond Fund                    14,852               30,604                    959             --

                                                                                         Period Ended August 31, 2000
                                                                           ---------------------------------------------------------
                                                                            Shareholder Servicing     Transfer Agency   Unaffiliated
                                                                             and Other Expenses          Banking         Directors'
                                                                               Paid to Advisor       Charges/(Credits)      Fees
                                                                           ----------------------    -----------------  ------------
     Strong High-Yield Municipal Bond Fund                                         $412,492               ($13,561)         $10,665
     Strong Short-Term High Yield Municipal Fund                                     69,518                  4,191            3,022
     Strong Municipal Bond Fund                                                     326,614                 (5,133)           6,840
     Strong Short-Term Municipal Bond Fund                                          190,686                  7,550            6,142

     The Advisor owns 100% of the outstanding Advisor Class shares of the Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund and Strong Municipal Bond Fund. The Advisor owns 100% of the outstanding Institutional Class shares of the Strong Municipal Bond Fund.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At October 31, 2000, there were no borrowings by the Funds outstanding under the LOC.

--------------------------------------------------------------------------------

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, were as follows:

                                                           Period Ended Oct. 31, 2000    Year Ended Aug. 31, 2000
                                                           --------------------------   ---------------------------
                                                            Purchases        Sales        Purchases       Sales
                                                           -----------    -----------   ------------   ------------
     Strong High-Yield Municipal Bond Fund                 $ 5,773,382    $23,036,408   $ 84,461,849   $212,706,814
     Strong Short-Term High Yield Municipal Fund             8,098,209     12,956,349     38,142,449     69,846,836
     Strong Municipal Bond Fund                             18,260,863     27,620,510     58,273,481    152,880,944
     Strong Short-Term Municipal Bond Fund                  34,567,139     25,068,729    132,380,994    161,899,994

     There were no purchases or sales of long-term government securities for the period ended October 31, 2000 and year ended August 31, 2000.

6.   Capital Share Transactions

                                                         Strong High-Yield Municipal Bond Fund
                                                     -----------------------------------------------
                                                     Period Ended      Year Ended       Year Ended
                                                     Oct. 31, 2000    Aug. 31, 2000    Aug. 31, 1999
                                                     -------------    -------------    -------------
                                                       (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                          $  18,425,923   $  201,847,580    $ 502,307,378
  Proceeds from Reinvestment of Distributions            3,504,675       24,790,708       31,468,598
  Payment for Shares Redeemed                          (36,406,250)    (371,606,766)    (517,242,032)
                                                     -------------   --------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (14,475,652)    (144,968,478)      16,533,944

ADVISOR CLASS
  Proceeds from Shares Sold                                     --           15,050               --
  Proceeds from Reinvestment Of Distributions                    1                1               --
  Payment for Shares Redeemed                                  (51)              --               --
                                                     -------------   --------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 (50)          15,051               --
                                                     -------------   --------------    -------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                          ($14,475,702)   ($144,953,427)   $  16,533,944
                                                     =============   ==============    =============
Transactions in Shares of each Class of
  the Funds were as Follows:

INVESTOR CLASS
  Sold                                                   2,078,239       22,005,077       48,707,320
  Issued in Reinvestment of Distributions                  394,434        2,698,065        3,057,459
  Redeemed                                              (4,119,283)     (40,359,824)     (50,294,494)
                                                     -------------   --------------    -------------
  Net Increase (Decrease) in Shares                     (1,646,610)     (15,656,682)       1,470,285

ADVISOR CLASS
  Sold                                                          --            1,687               --
  Issued in Reinvestment of Distributions                       --               --               --
  Redeemed                                                      (6)              --               --
                                                     -------------   --------------    -------------
  Net Increase (Decrease) in Shares                             (6)           1,687               --
                                                     -------------   --------------    -------------
Net Increase (Decrease) in Shares of
  the Fund                                              (1,646,616)     (15,654,995)       1,470,285
                                                     =============   ==============    =============

                                                     Strong Short-Term High Yield Municipal Fund
                                                     -------------------------------------------
                                                     Period Ended    Year Ended     Year Ended
                                                     Oct. 31, 2000  Aug. 31, 2000  Aug. 31, 1999
                                                     -------------  -------------  -------------
                                                        (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                          $  7,164,139   $ 110,528,131  $ 210,900,967
  Proceeds from Reinvestment of Distributions           1,002,664       5,984,624      5,750,550
  Payment for Shares Redeemed                         (14,868,080)   (151,935,441)  (132,398,739)
                                                     ------------   -------------  -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (6,701,277)    (35,422,686)    84,252,778

ADVISOR CLASS
  Proceeds from Shares Sold                                    --          15,019             --
  Proceeds from Reinvestment Of Distributions                  --              --             --
  Payment for Shares Redeemed                                  --             (19)            --
                                                     ------------   -------------  -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 --          15,000             --
                                                     ------------   -------------  -------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                          ($6,701,277)   ($35,407,686) $  84,252,778
                                                     ============   =============  =============
Transactions in Shares of each Class of
  the Funds were as Follows:

INVESTOR CLASS
  Sold                                                    746,998      11,390,809     20,835,883
  Issued in Reinvestment of Distributions                 104,551         614,318        568,449
  Redeemed                                             (1,550,294)    (15,570,456)   (13,107,327)
                                                     ------------   -------------  -------------
  Net Increase (Decrease) in Shares                      (698,745)     (3,565,329)     8,297,005

ADVISOR CLASS
  Sold                                                         --           1,560             --
  Issued in Reinvestment of Distributions                      --              --             --
  Redeemed                                                     --              (2)            --
                                                     ------------   -------------  -------------
  Net Increase (Decrease) in Shares                            --           1,558             --
                                                     ------------   -------------  -------------
Net Increase (Decrease) in Shares of
  the Fund                                               (698,745)     (3,563,771)     8,297,005
                                                     ============   =============  =============

NOTES TO FINANCIAL STATEMENTS (cotinued)
--------------------------------------------------------------------------------
October 31, 2000

                                                           Strong Municipal Bond Fund
                                                  --------------------------------------------
                                                  Period Ended     Year Ended     Year Ended
                                                  Oct. 31, 2000   Aug. 31, 2000  Aug. 31, 1999
                                                  -------------   -------------  -------------
                                                     (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                       $  8,944,451   $  97,511,732   $ 275,238,572
  Proceeds from Reinvestment of Distributions        1,870,411      13,892,617      14,880,671
  Payment for Shares Redeemed                      (18,962,465)   (185,355,967)   (182,161,223)
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      (8,147,603)    (73,951,618)    107,958,020

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                 --          15,000              --
  Proceeds from Reinvestment of Distributions               --              --              --
  Payment for Shares Redeemed                               --              --              --
                                                  ------------    ------------    ------------
  Net Increase in Net Assets from
    Capital Share Transactions                              --          15,000              --

ADVISOR CLASS
  Proceeds from Shares Sold                                 --          15,025              --
  Proceeds from Reinvestment of Distributions               --              --              --
  Payment for Shares Redeemed                               --             (25)             --
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                              --          15,000              --
                                                  ------------    ------------    ------------
Net Increase (Decrease) in Net Assets
    from Capital Share Transactions              ($  8,147,603) ($  73,921,618)  $ 107,958,020
                                                  ============    ============    ============
Transactions in Shares of Each Class
  of the Funds Were as Follows:

INVESTOR CLASS
  Sold                                               1,027,963      10,969,952      27,799,032
  Issued in Reinvestment of Distributions              213,873       1,564,196       1,507,576
  Redeemed                                          (2,176,926)    (20,913,021)    (18,591,274)
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Shares                   (935,090)     (8,378,873)     10,715,334

INSTITUTIONAL CLASS
  Sold                                                      --           1,718              --
  Issued in Reinvestment of Distributions                   --              --              --
  Redeemed                                                  --              --              --
                                                  ------------    ------------    ------------
  Net Increase in Shares                                    --           1,718              --

ADVISOR CLASS
  Sold                                                      --           1,739              --
  Issued in Reinvestment of Distributions                   --              --              --
  Redeemed                                                  --              (3)             --
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Shares                         --           1,736              --
                                                  ------------    ------------    ------------
Net Increase (Decrease) in Shares of
  the Fund                                            (935,090)     (8,375,419)     10,715,334
                                                  ============    ============    ============
                                                         Strong Short-Term Municipal Bond Fund
                                                  --------------------------------------------
                                                  Period Ended     Year Ended     Year Ended
                                                  Oct. 31, 2000   Aug. 31, 2000  Aug. 31, 1999
                                                  -------------   -------------  -------------
                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                       $ 30,132,082   $ 159,090,226   $ 277,898,076
  Proceeds from Reinvestment of Distributions        2,289,991      12,103,035      11,310,921
  Payment for Shares Redeemed                      (22,343,477)   (184,754,970)   (168,515,800)
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      10,078,596     (13,561,709)    120,693,197

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                            672,931          15,000              --
  Proceeds from Reinvestment of Distributions               --              --              --
  Payment for Shares Redeemed                               --              --              --
                                                  ------------    ------------    ------------
  Net Increase in Net Assets from
    Capital Share Transactions                         672,931          15,000              --

ADVISOR CLASS
  Proceeds from Shares Sold                                 --       3,015,025              --
  Proceeds from Reinvestment of Distributions               --              --              --
  Payment for Shares Redeemed                       (1,830,400)        (15,094)             --
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      (1,830,400)      2,999,931              --
                                                  ------------    ------------    ------------
Net Increase (Decrease) in Net Assets
    from Capital Share Transactions               $  8,921,127  ($  10,546,778)  $ 120,693,197
                                                  ============    ============    ============
Transactions in Shares of Each Class
  of the Funds Were as Follows:

INVESTOR CLASS
  Sold                                               3,128,892      16,532,816      27,951,790
  Issued in Reinvestment of Distributions              237,672       1,255,840       1,137,711
  Redeemed                                          (2,319,712)    (19,180,956)    (17,004,715)
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Shares                  1,046,852      (1,392,300)     12,084,786

INSTITUTIONAL CLASS
  Sold                                                  69,879           1,561              --
  Issued in Reinvestment of Distributions                   --              --              --
  Redeemed                                                  --              --              --
                                                  ------------    ------------    ------------
  Net Increase in Shares                                69,879           1,561              --

ADVISOR CLASS
  Sold                                                      --         314,395              --
  Issued in Reinvestment of Distributions                   --              --              --
  Redeemed                                            (190,000)         (1,566)             --
                                                  ------------    ------------    ------------
  Net Increase (Decrease) in Shares                   (190,000)        312,829              --
                                                  ------------    ------------    ------------
Net Increase (Decrease) in Shares of
  the Fund                                             926,731      (1,077,910)     12,084,786
                                                  ============    ============    ============

7.   Income Tax Information

     At October 31, 2000, the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                                          Federal Tax       Unrealized        Unrealized           Net
                                                             Cost          Appreciation      Depreciation      Depreciation
                                                         ------------     -------------    --------------     -------------
     Strong High-Yield Municipal Bond Fund               $467,684,338       $5,972,011       $61,969,751       $55,997,740
     Strong Short-Term High Yield Municipal Fund          138,820,003          205,032         5,769,278         5,564,246
     Strong Municipal Bond Fund                           284,560,507        2,711,790        27,411,803        24,700,013
     Strong Short-Term Municipal Bond Fund                316,244,047        1,546,312         2,995,093         1,448,781

     At August 31, 2000 (the tax year-end of the Funds), the capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes for Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund were $6,053,826, $340,267, $27,308,192 and $15,128,391, respectively.

     The Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund utilized $291,188 and $55,683, respectively, of their capital loss carryovers during the year ended August 31, 2000.

     The Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund each realized, on a tax basis post-October losses through August 31, 2000 of $13,171,308, $2,581,521, $10,619,999 and $1,069,370,
     respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers were as follows:

                                                     Balance of          Gross        Gross Sales      Balance of       Value
                                                     Shares Held       Purchases         and          Shares Held      Oct. 31,
                                                    Sept. 1, 2000    and Additions    Reductions      Oct. 31, 2000      2000
                                                    -------------    -------------    ----------      -------------    --------
     Strong High-Yield Municipal Bond Fund
     -------------------------------------
     Strong Municipal Money Market Fund              11,050,000        16,700,000     20,100,000        7,650,000     $7,650,000

     Strong Short-Term High Yield Municipal Fund
     -------------------------------------------
     Strong Municipal Money Market Fund               1,500,000        15,400,000     16,600,000          300,000        300,000

     Strong Municipal Bond Fund
     --------------------------
     Strong Municipal Money Market Fund              18,200,000        12,200,000     20,700,000        9,700,000      9,700,000

     Strong Short-Term Municipal Bond Fund
     -------------------------------------
     Strong Municipal Money Market Fund              12,400,000        25,000,000     33,700,000        3,700,000      3,700,000

                                                    Dividend Income     Dividend Income
                                                    Sept. 1, 2000 -     Sept. 1, 1999 -
                                                     Oct. 31, 2000       Aug. 31, 2000
                                                    ---------------     ---------------
     Strong High-Yield Municipal Bond Fund
     -------------------------------------
     Strong Municipal Money Market Fund                 $46,000            $458,014

     Strong Short-Term High Yield Municipal Fund
     -------------------------------------------
     Strong Municipal Money Market Fund                  21,493             133,972

     Strong Municipal Bond Fund
     --------------------------
     Strong Municipal Money Market Fund                  75,046             381,937

     Strong Short-Term Municipal Bond Fund
     -------------------------------------
     Strong Municipal Money Market Fund                  40,963             486,875

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                              ----------------------------------------------------------------------
                                                                Oct. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                   2000/(c)/   2000      1999      1998      1997     1996/(d)/  1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $   8.91   $   9.79  $  10.52  $  10.09  $   9.45   $   9.91  $ 9.29
Income From Investment Operations:
     Net Investment Income                                         0.09       0.59      0.58      0.59      0.61       0.44    0.69
     Net Realized and Unrealized Gains (Losses) on Investments    (0.15)     (0.88)    (0.68)     0.45      0.64      (0.46)   0.62
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                             (0.06)     (0.29)    (0.10)     1.04      1.25      (0.02)   1.31
Less Distributions:
     From Net Investment Income/(b)/                              (0.10)     (0.59)    (0.58)    (0.59)    (0.61)     (0.44)  (0.69)
     From Net Realized Gains                                         --         --     (0.05)    (0.02)       --         --      --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                          (0.10)     (0.59)    (0.63)    (0.61)    (0.61)     (0.44)  (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $   8.75   $   8.91  $   9.79  $  10.52  $  10.09   $   9.45  $ 9.91
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                  -0.7%      -2.9%     -1.1%    +10.5%    +13.6%      -0.1%  +14.6%
     Net Assets, End of Period (In Millions)                   $    417   $    439  $    635  $    667  $    361   $    238  $  267
     Ratio of Expenses to Average Net Assets Without Waivers,
       Absorptions and Fees Paid Indirectly by Advisor              0.7%*      0.7%      0.7%      0.7%      0.7%       0.7%*   0.8%
     Ratio of Expenses to Average Net Assets                        0.7%*      0.7%      0.7%      0.7%      0.7%       0.7%*   0.4%
     Ratio of Net Investment Income to Average Net Assets           6.4%*      6.4%      5.7%      5.7%      6.2%       6.9%*   7.1%
     Portfolio Turnover Rate/(e)/                                   1.4%      17.5%     52.5%     66.5%     92.1%     106.8%  113.8%

STRONG HIGH-YIELD MUNICIPAL BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                             ---------------------------
                                                                 Oct. 31,     Aug. 31,
Selected Per-Share Data(a)                                       2000/(c)/    2000/(f)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $   8.91      $  8.92
Income From Investment Operations:
     Net Investment Income                                         0.09         0.28
     Net Realized and Unrealized Losses on Investments            (0.15)       (0.01)
----------------------------------------------------------------------------------------
     Total from Investment Operations                             (0.06)        0.27
Less Distributions:
     From Net Investment Income/(b)/                              (0.09)       (0.28)
----------------------------------------------------------------------------------------
     Total Distributions                                          (0.09)       (0.28)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $   8.76      $  8.91
========================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------
     Total Return                                                  -0.7%        +3.1%
     Net Assets, End of Period (In Millions)                   $      0/(g)/ $     0/(g)/
     Ratio of Expenses to Average Net Assets Without Waivers,
       Absorptions and Fees Paid Indirectly by Advisor              1.2%*        1.1%*
     Ratio of Expenses to Average Net Assets                        1.1%*        1.1%*
     Ratio of Net Investment Income to Average Net Assets           6.0%*        6.3%*
     Portfolio Turnover Rate/(e)/                                   1.4%        17.5%

     * Calculated on an annualized basis.

   (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
   (b) Tax-exempt for regular federal income tax purposes.
   (c) In 2000, the Fund changed its fiscal year-end from August to October (Note 1).
   (d) In 1996, the Fund changed its fiscal year-end from December to August.
   (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (f) For the period from March 1, 2000 (Commencement of Class) to August 31, 2000.
   (g) Amount is less than $500,000.

                      See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    -------------------------------------
                                                                     Oct. 31,  Aug. 31, Aug. 31, Aug. 31,
Selected Per-Share Data/(a)/                                         2000/(c)/ 2000     1999     1998/(d)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 9.60    $ 9.99    $10.17    $10.00
Income From Investment Operations:
   Net Investment Income                                              0.08      0.51      0.50      0.37
   Net Realized and Unrealized Gains (Losses) on Investments         (0.02)    (0.39)    (0.18)     0.17
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   0.06      0.12      0.32      0.54
Less Distributions:
   From Net Investment Income/(b)/                                   (0.08)    (0.51)    (0.50)    (0.37)
---------------------------------------------------------------------------------------------------------
   Total Distributions                                               (0.08)    (0.51)    (0.50)    (0.37)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 9.58    $ 9.60    $ 9.99    $10.17
=========================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
   Total Return                                                       +0.7%     +1.3%     +3.2%     +5.5%
   Net Assets, End of Period (In Millions)                          $  133     $ 140    $  182    $  101
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions and Fees Paid Indirectly by Advisor                   0.7%*     0.7%      0.7%      1.0%*
   Ratio of Expenses to Average Net Assets                             0.7%*     0.6%      0.4%      0.4%*
   Ratio of Net Investment Income to Average Net Assets                5.1%*     5.2%      4.9%      5.0%*
   Portfolio Turnover Rate/(e)/                                        6.0%     27.9%     22.7%      8.1%



STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND -- ADVISOR CLASS
-------------------------------------------------------------------------------------
                                                                    Period Ended
                                                              -----------------------
                                                                  Oct. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                      2000/(c)/  2000/(f)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.60      $9.63
Income From Investment Operations:
   Net Investment Income                                            0.07       0.24
   Net Realized and Unrealized Losses on Investments               (0.03)     (0.03)
-------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.04       0.21
Less Distributions:
   From Net Investment Income/(b)/                                 (0.07)     (0.24)
-------------------------------------------------------------------------------------
   Total Distributions                                             (0.07)     (0.24)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.57      $9.60
=====================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------
   Total Return                                                     +0.5%      +2.2%
   Net Assets, End of Period (In Millions)                            $0/(g)/    $0/(g)/
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                                 1.2%*      1.2%*
   Ratio of Expenses to Average Net Assets                           1.1%*      1.1%*
   Ratio of Net Investment Income to Average Net Assets              4.6%*      4.9%*
   Portfolio Turnover Rate/(e)/                                      6.0%      27.9%

   *   Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b)  Tax-exempt for regular federal income tax purposes.
  (c) In 2000, the Fund changed its fiscal year-end from August to October (Note 1).
  (d)  For the period from November 30, 1997 (inception) to August 31, 1998.
  (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (f) For the period from March 1, 2000 (Commencement of Class) to August 31, 2000.
  (g)  Amount is less than $500,000.

                      See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Period Ended
                                                             -----------------------------------------------------------------------
                                                                Oct. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                   2000/(c)/    2000      1999      1998      1997   1996/(d)/    1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $  8.78     $ 9.37    $ 9.96    $ 9.52    $ 8.99   $ 9.52    $ 9.23
Income From Investment Operations:
   Net Investment Income                                           0.08       0.50      0.51      0.51      0.50     0.33      0.52
   Net Realized and Unrealized Gains (Losses) on Investments      (0.20)     (0.59)    (0.59)     0.44      0.53    (0.53)     0.51
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.12)     (0.09)    (0.08)     0.95      1.03    (0.20)     1.03
Less Distributions:
   From Net Investment Income/(b)/                                (0.08)     (0.50)    (0.51)    (0.51)    (0.50)   (0.33)    (0.54)
   In Excess of Net Investment Income                                --         --        --        --        --       --     (0.20)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.08)     (0.50)    (0.51)    (0.51)    (0.50)   (0.33)    (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 8.58     $ 8.78    $ 9.37    $ 9.96    $ 9.52   $ 8.99    $ 9.52
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                    -1.4%      -0.9%     -1.0%    +10.1%    +11.8%    -2.1%    +11.4%
   Net Assets, End of Period (In Millions)                       $  259     $  274    $  370    $  287    $  232   $  247    $  247
   Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                                 0.8%*      0.8%      0.7%      0.7%      0.8%     0.8%*     0.8%
   Ratio of Expenses to Average Net Assets                          0.8%*      0.8%      0.7%      0.7%      0.8%     0.8%*     0.8%
   Ratio of Net Investment Income to Average Net Assets             5.2%*      5.6%      5.1%      5.2%      5.4%     5.4%*     5.4%
   Portfolio Turnover Rate/(e)/                                     7.2%      19.2%     22.4%     58.5%     85.0%   172.9%    513.8%


STRONG MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------
                                                                                          Period Ended
                                                                                      ----------------------
                                                                                        Oct. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                                          2000/(c)/   1999/(f)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                    $ 8.79     $ 8.73
Income From Investment Operations:
   Net Investment Income                                                                  0.08       0.04
   Net Realized and Unrealized Gains (Losses) on Investments                             (0.21)      0.06
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                      (0.13)      0.10
Less Distributions:
   From Net Investment Income/(b)/                                                       (0.08)     (0.04)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                   (0.08)     (0.04)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                          $ 8.58     $ 8.79
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                                           -1.5%      +1.2%
   Net Assets, End of Period (In Millions)                                              $    0/(g)/$    0/(g)/
   Ratio of Expenses to Average Net Assets                                                 0.4%*      0.4%*
   Ratio of Net Investment Income to Average Net Assets                                    5.6%*      5.5%*
   Portfolio Turnover Rate/(e)/                                                            7.2%      19.2%

   *   Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b)  Tax-exempt for regular federal income tax purposes.
  (c) In 2000, the Fund changed its fiscal year-end from August to October (Note 1).
  (d)  In 1996, the Fund changed its fiscal year-end from December to August.
  (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (f) For the period from August 1, 2000 (Commencement of Class) to August 31, 2000.
  (g)  Amount is less than $500,000.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND-- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                  Period Ended
                                                            ------------------------
                                                            Oct. 31,        Aug. 31,
Selected Per-Share Data/(a)/                                2000/(c)/      2000/(d)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    8.78      $    8.64

Income From Investment Operations:
  Net Investment Income                                          0.07           0.24
  Net Realized and Unrealized Gains (Losses) on Investment      (0.20)          0.14
-----------------------------------------------------------------------------------------
  Total from Investment Operations                              (0.13)          0.38

Less Distributions:
  From Net Investment Income/(b)/                               (0.07)         (0.24)
-----------------------------------------------------------------------------------------
  Total Distributions                                           (0.07)         (0.24)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    8.58      $    8.78
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                                   -1.5%          +4.4%
  Net Assets, End of Period (In Millions)                   $       0/(e)/ $       0/(e)/
  Ratio of Expenses to Average Net Assets Without
    Waivers and Absorptions                                       1.2%*          1.1%*
  Ratio of Expenses to Average Net Assets                         1.1%*          1.1%*
  Ratio of Net Investment Income to Average Net Assets            4.9%*          5.4%*
  Portfolio Turnover Rate/(f)/                                    7.2%          19.2%

STRONG SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                            ------------------------------------------------------------------------
                                                             Oct. 31,      Aug. 31,   Aug. 31, Aug. 31, Aug. 31,  Aug. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                2000/(c)/        2000       1999    1998     1997    1996/(g)/   1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    9.64      $    9.76  $  9.95  $  9.82  $  9.67  $   9.77   $  9.73
Income From Investment Operations:
  Net Investment Income                                          0.08           0.46     0.47     0.48     0.49      0.33      0.47
  Net Realized and Unrealized Gains (Losses) on Investments     (0.02)         (0.12)   (0.19)    0.13     0.15     (0.10)     0.04
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               0.06           0.34     0.28     0.61     0.64      0.23      0.51
Less Distributions:
  From Net Investment Income/(b)/                               (0.08)         (0.46)   (0.47)   (0.48)   (0.49)    (0.33)    (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (0.08)         (0.46)   (0.47)   (0.48)   (0.49)    (0.33)    (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    9.62      $    9.64  $  9.76  $  9.95  $  9.82  $   9.67   $  9.77
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +0.6%          +3.6%    +2.8%    +6.3%    +6.7%     +2.4%     +5.4%
  Net Assets, End of Period (In Millions)                   $     317      $     307  $   325  $   211  $   165  $    136   $   133
  Ratio of Expenses to Average Net Assets                         0.6%*          0.6%     0.6%     0.6%     0.7%      0.7%*     0.8%
  Ratio of Net Investment Income to Average Net Assets            4.9%*          4.8%     4.7%     4.8%     5.0%      5.1%*     4.8%
  Portfolio Turnover Rate/(f)/                                    8.9%          48.6%    22.7%    15.7%    26.2%     38.0%    226.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Tax-exempt for regular federal income tax purposes.
(c)  In 2000, the Fund changed its fiscal year-end from August to October (Note
     1).
(d)  For the period from March 1, 2000 (Commencement of Class) to August 31,
     2000.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  In 1996, the Fund changed its fiscal year-end from December to August.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                                    ------------------------------------
                                                                      Oct. 31,               Aug. 31,
Selected Per-Share Data/(a)/                                          2000/(c)/              2000/(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   9.64              $    9.61
Income From Investment Operations:
        Net Investment Income                                           0.08                   0.04
        Net Realized and Unrealized Gains (Losses) on Investments      (0.01)                  0.03
--------------------------------------------------------------------------------------------------------
        Total from Investment Operations                                0.07                   0.07
Less Distributions:
        From Net Investment Income/(b)/                                (0.08)                 (0.04)
--------------------------------------------------------------------------------------------------------
        Total Distributions                                            (0.08)                 (0.04)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   9.63              $    9.64
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
        Total Return                                                    +0.8%                  +0.8%
        Net Assets, End of Period (In Millions)                     $      1              $       0(e)
        Ratio of Expenses to Average Net Assets Without
          Fees Paid Indirectly by Advisor                                0.3%*                  0.3%*
        Ratio of Expenses to Average Net Assets                          0.3%*                  0.3%*
        Ratio of Net Investment Income to Average Net Assets             4.9%*                  5.3%*
        Portfolio Turnover Rate/(f)/                                     8.9%                  48.6%


STRONG SHORT-TERM MUNICIPAL BOND FUND -- ADVISOR CLASS
-------------------------------------------------------------------------------

                                                                                Period Ended
                                                                      ---------------------------------
                                                                       Oct. 31,               Aug. 31,
Selected Per-Share Data/(a)/                                           2000/(c)/              2000/(g)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.64                  $9.58
Income From Investment Operations:
        Net Investment Income                                            0.07                   0.22
        Net Realized and Unrealized Gains (Losses) on Investments       (0.01)                  0.06
-------------------------------------------------------------------------------------------------------
        Total from Investment Operations                                 0.06                   0.28
Less Distributions:
        From Net Investment Income/(b)/                                 (0.07)                 (0.22)
-------------------------------------------------------------------------------------------------------
        Total Distributions                                             (0.07)                 (0.22)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.63                  $9.64
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
        Total Return                                                     +0.7%                  +2.9%
        Net Assets, End of Period (In Millions)                         $   1                  $   3
        Ratio of Expenses to Average Net Assets Without
          Fees Paid Indirectly by Advisor                                 1.0%*                  0.9%*
        Ratio of Expenses to Average Net Assets                           1.0%*                  0.9%*
        Ratio of Net Investment Income to Average Net Assets              4.6%*                  4.5%*
        Portfolio Turnover Rate/(f)/                                      8.9%                  48.6%

 *      Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)     Tax-exempt for regular federal income tax purposes.
(c) In 2000, the Fund changed its fiscal year-end from August to October (Note 1).
(d)     For the period from August 1, 2000 (Commencement of Class) to
        August 31, 2000.
(e)     Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)     For the period from March 1, 2000 (Commencement of Class) to
        August 31, 2000.

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Municipal Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Municipal Bond Fund, Inc., Strong Short-Term High Yield Municipal Fund (one of the portfolios constituting the Strong Municipal Funds, Inc.), Strong Municipal Bond Fund, Inc. and Strong Short-Term Municipal Bond Fund, Inc. (all four collectively referred to herein as the "Strong Municipal Income Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Municipal Income Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 5, 2000

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt

                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer

                              Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201

                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

     For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT8699-1200


     Strong Investments

     P.O. Box 2936  |  Milwaukee, WI 53201
     www.eStrong.com

--------------------------------------------------------------------------------

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call
     1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.eStrong.com B

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